UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2018
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and Italy’s populist government, remain on the horizon.
Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. The U.S. economy is expected to regain momentum, boosted by fiscal stimulus, an easing regulatory environment and above-average consumer confidence. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2018

Portfolio Managers’
Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review U.S. economic and market conditions, key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011 and Chris has managed the Missouri Fund since 2011.
What factors affected the U.S. economy and national municipal bond market during the twelve-month reporting period ended May 31, 2018?
Over the twelve-month reporting period, the U.S. gross domestic product (GDP) growth, after hovering near an annual pace of 3% for most of the reporting period, cooled to 2.2% in the first quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.
Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in May 2018 from 4.3% in May 2017 and job gains averaged around 196,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. Although the January jobs report revealed an unexpected pick-up in wages, the trend moderated in subsequent months. The Consumer Price Index (CPI) increased 2.8% over the twelve-month reporting period ended May 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these nationals rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.4% annual gain in April 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.2% and 6.6%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018 (after the close of the reporting period), was the seventh rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting. The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump decided to withdraw from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April, while the U.S. and North Korea broadcast mixed messages about a summit scheduled for June but ultimately met as planned (after the close of the reporting period).
Municipal bonds recorded a small gain in the reporting period. Optimism about the economy was favorable for credit conditions but also drove interest rates higher, which weighed on bond prices. But, with inflation moving only incrementally higher, the increase in long-term interest rates was less dramatic than feared.
Along with the overall economic outlook, tax reform was a significant market driver for municipal bonds in this reporting period. Early drafts of the tax bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.
The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.
Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $400.3 billion in this reporting period, an 8.0% drop from the issuance for the twelve-month reporting period ended May 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions, the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transac-

tions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.
What were the economic and market environments in Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin during the twelve-month reporting period ended May 31, 2018?
Kansas’ economic growth continues to lag national economic growth. For 2017, the state’s GDP actually declined by 0.1% from 2016, significantly trailing national GDP growth of 2.1% and ranking it as the 48th lowest among all states. As of May 2018, Kansas’ unemployment rate of 3.4% remained below the national unemployment rate of 3.8%. On the fiscal front, Kansas is beginning to recover from Governor Brownback’s aggressive income tax cuts that began in Fiscal Year 2013 which resulted in $1 billion decline in revenues. In response, the legislature approved a bill for Fiscal Years 2018 and 2019 that essentially reversed Brownback’s steep tax cuts with a goal to raise $1.2 billion in income tax revenues over the two years. For Fiscal Year 2019, the state’s $16.8 billion budget includes an additional $600 million in funding for public schools in order to satisfy requirements of a Supreme Court decision, as well as increased funding for social service, pension fund payments, state employee raises and modest increase in funding for higher education. On June 8, 2017, Moody’s affirmed the Aa2 rating on the State of Kansas and revised the outlook to stable from negative. On May 4, 2018, S&P affirmed the AA- rating and also revised the outlook to stable from negative. For the twelve months ending May 31, 2018, municipal issuance in Kansas totaled $2.8 billion, representing a 15.9% decrease from the twelve months ended May 31, 2017.
Kentucky’s economy continues to remain a below average performer. In 2017, the Commonwealth’s economy posted growth of just 1.8%, below the national growth rate of 2.3%. As of May 2018, the jobless rate was 4.1%, above the national rate of 3.8%. Employment and labor force figures are growing at fairly average rates of 1.6% and 0.6% year-over-year, respectively, compared with the U.S. figures of 1.4% and 0.9%, respectively. Manufacturing accounts for an above average 13.5% of the state’s jobs, compared with 8.5% nationally. Auto manufacturing in the state has continued to do well, though it is expected to slow due to automation and drops in vehicle demand. However, the shipping industry has ramped up in the state from both UPS and Amazon, with Amazon investing in a $1.5 billion new shipping facility in Hebron expected to create 2,000 jobs by 2020. Despite a relatively stable job market, the state continues to lag the nation in terms of income metrics, educational attainment and population growth. The State continues to have budgetary pressures, largely due to the chronic underfunding of pension obligations that weighs on the expenditures and create structural budgetary problems. The State has again relied on budgetary cuts and reserves in the upcoming biennium (2017 & 2018) that includes cuts of 6.25% for most agencies. Pension contributions are budgeted to make up 14.8% and 14.3% of Fiscal Year 2019 and 2020 spending, respectively. The combined unfunded pension liability is estimated at $29 billion, and the funded ratio is one of the weakest among states. Though the state does not have any outstanding general obligation debt, as of June 2018 the state’s implied general obligation rating and outlook was Aa3 (stable) by Moody’s and A (stable) by S&P. The state typically issues annual appropriation debt, which is rated a notch lower at A1 and A-, by Moody’s and S&P. For the twelve months ending May 2018, Kentucky issued $3.6 billion in municipal bonds, a gross issuance decrease of 30.6% to the prior twelve months ended May 31, 2017.
Michigan’s economic growth has outpaced many of its Great Lakes region neighbors in recent years, driven by employment growth, continued diversification, and multiple years of strong domestic auto sales. Michigan vehicle production in 2017 fell over 12% from the prior year, but part of the decline was due to model changeovers from passenger cars to light trucks. Overall, salary and wage growth was up 1.6% in the State, the seventh consecutive year of growth. Michigan added more jobs than any other Midwestern state in 2017, despite job growth falling slightly behind the 2016 growth rate. To a large extent, the Michigan economy remains tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.9% of employment in the state, compared with 8.6% nationally. As of May 2018, Michigan’s unemployment rate was 4.6%. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. State economists project wage and salary employment to increase by about 1% per year in 2019 and 2020. Real personal income is expected to increase annually by ap-

Portfolio Managers’ Comments (continued)
proximately 2.5% in 2018 through 2020. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought slow, steady improvement in the housing market. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 7.4% over the twelve months ended April 2018 (most recent data available at the time this report was prepared), ahead of the national average increase of 6.4%. On the fiscal front, as revenues improved, the state has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced operations. The state’s previously depleted budget stabilization/rainy day reserve fund is now on pace to approach $1 billion by the end of Fiscal Year 2019. The state’s improved financial and cash position has eliminated the need for cash flow borrowing, which the state hasn’t had to resort to since 2011. Strong income and sales tax revenue growth have helped make this possible, though the pace of revenue growth is projected to slow over the next two years. State income tax collections saw an estimated increase of 4.3% in Fiscal Year 2018, but growth for Fiscal Year 2019 is projected at a much more modest 1.5% year over year. This slowdown and the state’s gap in infrastructure spending have the potential to pose future budgetary pressure. Positively, the state’s $56.8 billion budget for Fiscal 2019 includes approximately $300 million in increased funding for roads and transit programs. The budget also provides the largest increase in K-12 education per pupil funding allocated in the last fifteen years and a 2% pay increase for many state employees. But overall, the budget represents just a 0.6% increase over the prior year. As of June 2018, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively. S&P maintains a positive outlook on the rating. During the twelve months ended May 31, 2018, municipal issuance in Michigan totaled $5.8 billion, a gross issuance decrease of 48.6% from the twelve months ended May 31, 2017.
Missouri’s economic recovery continues to lag national economic growth. For 2017, national GDP grew 2.1% and outpaced Missouri’s growth of 1.1%. Missouri’s growth ranked 37th nationally. As of May 2018, Missouri’s unemployment rate of 3.6% remains below the national unemployment rate of 3.8%, though this is partially due to contraction of the labor force. The state saw growth in the following sectors: financial activities, professional and business services, health care & social assistance, and durable goods manufacturing. The Missouri Constitution requires that the state pass a balanced budget. In May 2018, the state passed a $28.3 billion budget that includes a $99 million increase in public school funding, restoration of previous year’s funding cuts to higher education institutions, and raises for state workers. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks. For the twelve months ended May 31, 2018, municipal issuance in Missouri totaled $6.1 billion, representing a 23.5% increase from the twelve months ended May 31, 2017.
Ohio’s employment growth slowed considerably in 2017, but has picked up in early 2018. On a year ago basis through May 2018, Ohio job growth was 1.4% compared to 0.6% in December 2017. The state’s unemployment rate decreased to 4.3% in May 2018, which is the lowest level since mid-2001. The Education and Health Services sector, which comprised 16.8% of total employment in 2016, is a key pillar of strength for Ohio’s economy. Manufacturing, which makes up 12.5% of employment, has exhibited stable growth throughout 2017 and the first half of 2018. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. The count of active rotary rigs increased in 2017 and in early 2018, thanks to rising natural gas prices. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 4.9% over the twelve months ended April 2018 (most recent data available at the time this report was prepared), compared with a 6.4% price nationally. On the fiscal front, Ohio’s year-to-date revenue performance is positive. The state’s tax revenues are 2.1% above estimate through May 2018. The income tax has by far the biggest overage, at 5.6% year-over-year through the same period. The enacted Fiscal Year 2018-2019 biennial budget has total general revenue fund spending at $33.3 billion in Fiscal 2019, or 3.5% above the prior year’s spending. Ohio has prioritized and rebuilt its Budget Stabilization Fund since the recession. The state raised the statutory target to 8.5% (from 5%) of total general fund revenues. The current Budget Stabilization Fund balance of $2 billion is 9% of general fund revenues. As of May 2018, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended May 31, 2018, municipal issuance in Ohio totaled $12.1 billion, a gross issuance increase of 10.9% compared with the twelve months ended May 31, 2017.
Wisconsin’s economy is considered moderately strong despite some metrics trailing the national average. Strong manufacturing job growth has buoyed Wisconsin’s economic progress post-recession. In 2017 the state’s economy expanded at a rate of 3.1%, below the national growth rate of 4.1%, ranking Wisconsin 39th in terms of GDP growth by state. Though below average in overall growth, solid labor market gains, especially in manufacturing, bolstered total employments levels and positively impacted both labor force participation and the unemployment rate. The State’s economy has diversified, due to growth in education and health services, but manufac-

turing overall still accounts for an elevated 15.9% of employment in the State, compared to the national average of 8.6%. This makes Wisconsin the second most dependent state on manufacturing nationwide. Notably, the composition of manufacturing jobs has shifted as industrial and machinery manufacturing have been replaced by food processing manufacturing to a degree. Wisconsin’s unemployment rate, which typically trends below the U.S, was just was just 2.8% as of May 2018, well below the national rate of 3.8%. Personal income indices remain slightly below the national average, but have seen improvement in recent years. As of 2017, the most recent data available, the State ranked 23rd with per capita income at 95% of the nation. Per capita income remains constrained by exposure to manufacturing and the State’s just average educational attainment. Below average population growth is another challenge for Wisconsin. Since the last census the State’s population is up 1.6%, directly aligned with the Midwest region, but well behind the U.S. at 4.7% growth overall. The State’s dependence on manufacturing and comparatively weaker demographic profile are projected to constrain economic growth to just average over the long term. The governor’s proposed budget for the current biennium (2018-2019) forecasts revenue growth exceeding 3% each year, driven by income and sales tax revenue growth. Spending growth however, is set to exceed projected revenues, so mid-year adjustments may again be necessary. Positively, the state has historically been able to successfully implement mid-year budget cuts. The state’s Rainy Day or Budget Stabilization fund has maintained a balance of about $280 million since 2013. This is equivalent to less than 2% of appropriations, but the highest amount ever in the fund’s history. Wisconsin’s debt levels remain above average. Wisconsin is ranked 15th among states with tax supported debt per capita at $1,660, above the national median of $987. Debt as a percentage of personal income is 3.6%, also above the national median of 2.3%. Wisconsin’s high debt ratios are partially attributed to its issuance of $1.8 billion in bonds in 2003 to fund the State’s pension liability. As a result, the state has no unfunded pension liability. Wisconsin’s general obligation debt carried ratings of Aa1 from Moody’s and AA from S&P. Moody’s upgraded the state’s rating to Aa1 from Aa2 in August 2017. For the twelve months ended May 31, 2018, Wisconsin issued $9.8 billion of municipal bonds, a gross issuance decrease of 3.3% from the twelve-month period ended May 31, 2017.
How did the Funds perform during the twelve-month reporting period ended May 31, 2018?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2018. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.
For the reporting period, the Class A Shares at NAV of the Kansas, Missouri and Wisconsin Funds outperformed the S&P Municipal Bond Index, while the Kentucky, Michigan and Ohio Funds underperformed the S&P Municipal Bond Index. Kansas, Michigan, Missouri, Ohio and Wisconsin outperformed their respective Lipper classification average, while Kentucky performed in line with its Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2018?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Kansas Municipal Bond Fund
The Nuveen Kansas Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.
The Fund’s outperformance was broad-based, with most of the relative strength explained by our overweightings in lower quality bonds. During the reporting period, credit spreads continued to contract, meaning that investors were comfortable taking on steadily more credit risk for the same amount of income. In this environment, our heightened exposure to the lowest credit tiers of the investment grade bond universe (bonds rated A and BBB), as well as our overweighting in below investment grade bonds, were positive performance factors.

Portfolio Managers’ Comments (continued)
Duration positioning also contributed to results. Although interest rates rose on short- and long-maturity bonds alike, the yield curve flattened during the reporting period, indicating that yields on short-term debt rose much more than on longer-term issues. Accordingly, our longer-than-index portfolio duration was a helpful factor for relative performance.
Sector positioning further contributed to the Fund’s performance. In particular, exposure to tobacco bonds, especially a number of out-of-state and territorial positions, added meaningful value. The Fund’s overweighting in Kansas utility bonds also boosted results, given the relative outperformance of this market segment.
In contrast, the Fund’s relatively large exposure to dedicated sales-tax bonds (these make up more than one-fifth of the Kansas marketplace) hampered results relative to the national index, reflecting that sector’s underperformance. Exposure to weak performing Kansas hospital bonds also detracted.
Many of the Fund’s industrial development revenue (corporate-backed) bonds produced favorable results, including bonds for FirstEnergy Solutions (Ohio), Iowa Fertilizer, U.S. Steel (Indiana), Delta Airlines (Massachusetts), Goldman Sachs headquarters (New York) and 3 World Trade Center (New York).
Our willingness to invest in out-of-state bonds was a strategy that we pursued due to frequently limited supply of suitable debt in the Kansas municipal marketplace. Because we recognized that our out-of-state investments would be taxable for Kansas residents, we focused only on project revenue bonds that we believed offered sufficient total return potential to compensate for that lack of a tax advantage.
At the end of the reporting period, we held bond positions issued in 14 states in addition to Kansas, which was approximately 15% of the Fund's portfolio. We also held positions in bonds issued in three U.S. territories: Guam, the U.S. Virgin Islands and Puerto Rico. (Territorial bonds can offer triple exemption which may include exemption from most federal, state and local taxes). Our largest territorial exposure was in Guam, which despite making up 19% of the portfolio’s net assets, was diversified across seven unique credits.
One particular Guam holding was pre-refunded during the reporting period and called at par, thus boosting the Fund’s results. Our holdings in U.S. Virgin Islands water bonds also outperformed, as did our position in Kansas state bonds of Tabor College.
Throughout the reporting period, as the Fund received proceeds via bond maturities and calls and, to a lesser extent, new shareholder investments, our focus was to invest these assets in fixed-income opportunities we found attractive.
Our purchases during the reporting period consisted of bonds rated A or lower and had maturities of 10 years and longer. When we made new purchases, we consistently followed our strategy of looking for bonds that were attractively priced and had the potential to benefit from credit spread tightening. Our first priority was to find such bonds within the Kansas municipal bond marketplace. In-state purchases during the reporting period included bonds for Lawrence Memorial Hospital, Wyandotte County School District and Wyandotte County Speedway.
Although we were purchasing bonds throughout the reporting period, we saw particularly attractive opportunities in the fourth quarter of 2017, a time of weakness in the municipal bond market. Our transactions included replacing existing positions in the portfolio with others providing better income characteristics at similar prices.
Nuveen Kentucky Municipal Bond Fund
The Nuveen Kentucky Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.
Compared with the index, the Fund’s duration positioning detracted from performance. Specifically, our duration was shorter than that of the index. During the reporting period, interest rates rose across the yield curve, but to a significantly greater extent on shorter-dated bonds. Unfortunately for the Fund’s relative performance, the Kentucky municipal bond market tends to have more limited issuance of longer-dated bonds than in many other states. Our natural underweighting in longer-dated issues and overweighting in shorter-dated bonds thus hurt relative performance in a market environment that favored the former category.

Sector positioning was also an overall source of difficulty. An overweighting in pre-refunded bonds hurt relative performance; these high quality, shorter duration bonds underperformed in a market environment rewarding lower quality, longer dated issues. One modestly offsetting positive, however, was the Fund’s overweighting in airport bonds, a category that outpaced the index.
In contrast, the Fund benefited from favorable credit positioning. Because lower rated bonds generally outperformed higher rated bonds, our relative overweighting in higher yielding bonds with lower credit ratings (especially A and BBB) contributed to the Fund’s results, as did our corresponding underweighting in higher rated bonds (especially AAA and AA).
Individual security selection also added value. We saw the best results from our lower rated, higher coupon bonds, whose income was sufficiently high to compensate for rising interest rates and falling bond prices. The Fund’s highly rated bonds tended to underperform this reporting period, as these securities tend to be more sensitive to rate changes.
With relatively limited available supply of longer-term Kentucky debt, the portfolio’s duration was shorter than that of the national index. Throughout the reporting period, then, one of our primary goals was to look for ways to bring the Fund’s interest rate stance closer in line with that of the index. Through some of our recent purchases, we were pleased to have made progress in this goal.
In late 2017, the Louisville Arena Authority opted to refinance debt by pre-refunding its bonds, replacing them with new, longer-term securities. We responded by selling the pre-refunded bonds and using the proceeds to buy the issuer’s new longer-term debt. We further added effective duration by placing these new bonds into a tender option bond (TOB) trust. During the reporting period, we similarly added new Kentucky Clean Water bonds to a TOB, further helping us extend the Fund’s duration.
Finally, our purchases of intermediate- and longer-maturity debt, including higher education bonds of the University of Kentucky and University of Louisville, and a longer-dated tollway bond further supported our duration-management goals. Closer to the end of the reporting period, we were pleased with the progress we had made in lengthening duration, even as we continued to look for suitable ways to extend it further. Purchases were generally funded through bond calls and maturities, as well as selling the pre-refunded issues of the Louisville Arena Authority. We also engaged in periodic tax-loss swaps, exchanging bonds in the Fund for others with similar structural and risk characteristics, thus incurring a capital loss that in the future we will be able to apply against capital gains.
Nuveen Michigan Municipal Bond Fund
The Nuveen Michigan Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.
Compared with the S&P index, the Fund was helped by a generally favorable duration stance. As longer-duration bonds (meaning those more sensitive to changes in interest rates) performed better than shorter-duration issues, the Fund’s overweighting in longer-duration securities occupying the ten-to-twelve-year segment of the yield curve proved helpful. Underweighting bonds with durations ranging from zero to six years also contributed.
However, our credit rating positioning was detrimental. Because lower rated bonds generally outperformed their higher grade counterparts, the Fund’s relative underweighting in the BBB rating credit tier, as well as among below investment grade bonds, detracted.
Sector allocation had an overall negative effect on results. An overweighting in pre-refunded bonds hurt relative performance, as these securities trailed the index due to their high credit quality and limited duration. However, an overweighting in the strong performing health care sector was a partly offsetting positive.
Security selection was a source of strong relative outperformance. Part of this impact came from favorable results turned in by tobacco bonds, which made up roughly 2% of the portfolio on average during the reporting period. More generally, the Fund’s best performing securities were higher coupon issues of lower credit quality, whose income was sufficient to offset declines in the bonds’ prices amid rising interest rates. Lower coupon bonds in the Fund, however, underperformed, as they lacked sufficient income to compensate for the securities’ price declines.

Portfolio Managers’ Comments (continued)
We funded our new purchases, which were relatively limited during the reporting period, with the proceeds of bond calls and maturities. These purchases took place in both the primary and secondary municipal bond markets across various sectors. Notable purchases included highly rated Trinity Health bonds maturing in 2047, local general obligation bonds for Kent County maturing in 2037 and Royal Oak maturing in 2043. In the higher education sector, we added bonds of Eastern Michigan University maturing in 2044 and a water/sewer issue for Grand Rapids maturing in 2048. We also purchased state general obligation, state appropriation and airport bonds during the reporting period.
We continued to de-emphasize issuers from Southeast Michigan (the Royal Oak bonds were an exception). We have maintained more limited exposure to this area of the state for several years, as we continued to believe credits in and around Detroit remain overvalued.
Nuveen Missouri Municipal Bond Fund
The Nuveen Missouri Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.
Relative to the index, the Fund benefited from its duration (interest rate) and yield curve positioning. Throughout the reporting period, the yield curve flattened. Although yields rose across the board, yields on shorter-term bonds rose significantly more than those on longer-term bonds. As a result, the Fund’s overweighting of generally longer-dated bonds proved beneficial. One slightly offsetting negative, however, was our slight underweighting in the very longest-maturity bonds, those with maturities exceeding 30 years. These bonds outperformed the index, so our underexposure to this segment of the yield curve had a modestly negative impact on the Fund’s results.
Credit quality positioning lifted the Fund’s relative performance. During the reporting period, investors proved willing to take on additional credit risk in exchange for yield. This tendency helped the performance of lower rated bonds compared with their higher rated counterparts. Against this backdrop, our overweighted stance in the lower credit quality tiers (including A, BBB, BB and non-rated) was advantageous. The one exception was our slight underweighting in the single B credit tier; in light of these securities’ strong results, our more limited exposure to the category detracted.
The Fund’s sector positioning was mostly neutral for performance. The most helpful factor was an overweighting in the health care sector, which added value in light of the category’s outperformance of the index. In contrast, the Fund’s overweighting in pre-refunded bonds hampered results, as these higher quality, short-duration securities underperformed in a market environment favoring bonds with the opposite characteristics.
During the reporting period, and especially during the first half of the reporting period, we continued to reduce exposure to lower coupon bonds, owing to these securities’ vulnerability in a rising rate environment. In purchasing new bonds, we used these sale proceeds, as well as funds we received through new shareholder investments, bond calls and bond maturities, to purchase bonds with maturities ranging from 15 to 30 years, a range we typically prefer due to the municipal yield curve's positive slope.
During the reporting period, we were eager to add longer-dated, lower rated bonds to the Fund, although our ability to implement this strategy was slowed by the intense competition for certain attractive bond issues. During the reporting period, our new purchases, which took place in both the primary and secondary markets, included a number of health care issues, such as bonds of BJC Health System, SSM HealthCare System, and Children’s Mercy Hospital of Kansas City. All of these purchases were longer-dated bonds with credit ratings ranging from A to AA. We also participated in a higher quality Kansas City Sewer bond issue, an insured St. Louis airport deal and a non-rated issue to finance construction of a hotel adjacent to the Kansas City Convention Center.
As rates rose during the reporting period, we took advantage of market conditions to engage in tax-loss swapping, exchanging lower yielding bonds in the portfolio for similarly structured issues but with better income characteristics. With these swaps, we were able to improve the income-generation characteristics of the Fund in support of its dividend.
Nuveen Ohio Municipal Bond Fund
The Nuveen Ohio Municipal Bond Fund lagged the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.

The Fund was helped by favorable credit quality positioning. Our overweighting in B rated issues (a category that mostly consisted of tobacco-securitization bonds) was especially helpful in light of that segment’s strong results. Tempering that outperformance, however, was our underweighting in A and BBB rated bonds. Given the relative strength of lower rated municipal debt, this stance detracted from results.
Also adding value was the Fund’s duration (interest rate) positioning, particularly an overweighting in bonds with durations between eight and ten years and an underweighting in shorter-duration segments of the curve. Because rates rose more on short-term than long-term municipal bonds, our added exposure to the long end of the yield curve proved helpful.
Meanwhile, individual security selection modestly hurt the Fund’s results, especially from our lower coupon, higher quality holdings. We did, however, see better results from the Fund’s lower rated, higher coupon bonds that supplied enough income to compensate for the negative effects of rising rates on bond prices.
As we entered the reporting period, we were generally comfortable with the Fund’s positioning and looked for opportunities to maintain it as best we could over the ensuing twelve months. Our objective was to stay fully invested as we received proceeds from new shareholder investments, bond calls and bond maturities. We met this goal by actively purchasing bonds in both the primary and secondary municipal bond markets across multiple sectors.
With a relatively large amount of funds requiring investment, we were fairly active buyers of debt. Our purchases included bonds in the higher education, health care, state general obligation, local general obligation, dedicated tax, utility and transportation sectors. Many of these new portfolio additions consisted of intermediate-maturity securities and emphasized bonds with mid-to-higher credit ratings. With the flattening, we increasingly believed that intermediate bonds would provide shareholders a better risk/reward trade-off.
Selling activity, which was much more limited than our buying, included short-dated Ohio Valley utility bonds whose credit quality we were becoming concerned about. We also sold some higher-quality bonds, exchanging them for higher-yielding issues that we believed offered better total-return potential. We also replaced some shorter-term Ohio tobacco holdings with longer-term Ohio tobacco bonds offering better yields.
Nuveen Wisconsin Municipal Bond Fund
The Nuveen Wisconsin Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.
The Fund’s duration (interest rate) positioning added value relative to the S&P index. Because the Fund’s duration was longer that of the national municipal market, our elevated exposure to bonds with more interest rate sensitivity contributed as long-term yields rose less than short-term yields during the reporting period.
Credit quality allocation had an even greater positive impact on our relative performance. More specifically, our overweightings in bonds with lower investment grade credit ratings (A and BBB), as well as in below investment grade (below BBB) and non-rated bonds, proved very helpful in light of these categories’ strong results compared to the national index. During the reporting period, credit spreads narrowed, indicating that investors were increasingly comfortable investing in bonds with more credit risk.
Overall, sector allocation contributed to performance. Our overweighting in health care bonds proved helpful, with especially favorable results coming from three Wisconsin senior-housing issuers: Dickson Hollow, Woodland Hill and Three Pillars. Bonds of all three facilities produced outsized returns, following a national trend of lower rated senior living facility issuers experiencing narrowing credit spreads.
The Fund also benefited from our relatively modest allocation to out-of-state tobacco bonds, which performed well during the reporting period. In contrast, our overweighting in the underperforming dedicated sales tax sector hampered results. The Fund’s elevated exposure to this category was unsurprising, given the prevalence of this bond type in the Wisconsin marketplace.

Portfolio Managers’ Comments (continued)
Our management activity was constrained during this reporting period, as we saw only moderate proceeds coming into the Fund via bond maturities and calls. During the reporting period, our tax-exempt Wisconsin state bond purchases included highly rated securities for Marshfield Clinic, a health care system; Wisconsin housing issues; and bonds for Milwaukee Public Schools.
An ongoing challenge for the Wisconsin municipal bond market is finding sufficient supply of attractively valued, lower rated bonds. The challenge is magnified by the unique nature of this marketplace: only certain securities issued in the state are state-tax-exempt for Wisconsin residents. Accordingly, we often looked out of state for suitable bonds to keep the Fund fully invested. Whenever we invest outside Wisconsin, we emphasize bonds with the potential to provide sufficient value to compensate for the lack of a state tax benefit. Recent out-of-state purchases this reporting period included a New York utility bond, a Colorado toll road bond and Illinois sales tax bonds.
At reporting period end, our bond positions were from 12 states besides Wisconsin, which was approximately 15% of the Fund's portfolio. We also owned positions in tax-exempt bonds of three U.S. territories: Guam, the U.S. Virgin Islands and Puerto Rico. (Territorial bonds can offer triple exemption which may include exemption from most federal, state and local taxes). Among our territorial bonds, the Fund’s largest exposure was in Guam, which was broadly diversified across multiple issuers.
Throughout the reporting period, and especially during a market downturn in the fourth quarter of 2017, we took advantage of opportunities to replace existing positions in the Fund’s portfolio with other, similar holdings providing better book yields. We implemented this strategy with some of our out-of-state tobacco holdings as well as among our Guam positions.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 31, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. We owned longer-maturity bonds issued by FirstEnergy Solutions, which had a negligible impact on performance for the reporting period as the issuer took steps toward seeking bankruptcy protection which occurred in late March 2018. A substantial amount of bondholders, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy holdings, shareholders should note that Nuveen Kansas Municipal Bond Fund had 0.57%, Nuveen Ohio Municipal Bond Fund had 0.93% and Nuveen Wisconsin Municipal Bond Fund had 1.31% exposure, which was a mix of unsecured and secured holdings.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of May 31, 2018, the Funds had positive UNII balances for tax purposes. Kansas, Missouri and Wisconsin had positive UNII balances, while Kentucky, Michigan and Ohio had negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares and Class C2 Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares and Class C2 Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of each share class without the imposition of a sales charge or fee. The automatic conversion of Class C Shares and Class C2 Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.66%	2.70%	4.30%
Class A Shares at maximum Offering Price	(2.60)%	1.82%	3.85%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Other States Municipal Debt Funds Classification Average	0.57%	2.09%	3.46%
Class C2 Shares	1.09%	2.15%	3.73%
Class I Shares	1.89%	2.90%	4.51%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.87%	2.99%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.32%	3.51%	4.44%
Class A Shares at maximum Offering Price	(1.99)%	2.62%	4.00%
Class C2 Shares	1.74%	2.94%	3.87%
Class I Shares	2.44%	3.71%	4.65%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.51%	3.03%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%

Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	5.13%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.57%	2.42%	3.84%
Class A Shares at maximum Offering Price	(3.65)%	1.56%	3.39%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Other States Municipal Debt Funds Classification Average	0.57%	2.09%	3.46%
Class C2 Shares	0.02%	1.88%	3.26%
Class I Shares	0.80%	2.65%	4.04%

	Average Annual
	1-Year	Since Inception
Class C Shares	(0.21)%	2.38%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.98%	3.09%	3.94%
Class A Shares at maximum Offering Price	(3.29)%	2.21%	3.49%
Class C2 Shares	0.42%	2.53%	3.38%
Class I Shares	1.12%	3.30%	4.15%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.11%	2.31%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	12.77%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.94%	3.00%	4.15%
Class A Shares at maximum Offering Price	(3.33)%	2.11%	3.70%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Other States Municipal Debt Funds Classification Average	0.57%	2.09%	3.46%
Class C2 Shares	0.27%	2.41%	3.57%
Class I Shares	1.06%	3.18%	4.35%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.06%	3.03%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.08%	3.66%	4.27%
Class A Shares at maximum Offering Price	(3.13)%	2.77%	3.82%
Class C2 Shares	0.59%	3.10%	3.70%
Class I Shares	1.39%	3.88%	4.48%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.38%	2.97%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%

Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	3.30%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.64%	3.09%	4.51%
Class A Shares at maximum Offering Price	(2.64)%	2.22%	4.07%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Other States Municipal Debt Funds Classification Average	0.57%	2.09%	3.46%
Class C2 Shares	1.10%	2.53%	3.94%
Class I Shares	1.86%	3.31%	4.73%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.83%	3.15%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.00%	3.83%	4.65%
Class A Shares at maximum Offering Price	(2.32)%	2.94%	4.20%
Class C2 Shares	1.37%	3.25%	4.07%
Class I Shares	2.22%	4.04%	4.85%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.10%	3.09%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%

Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.92%	2.81%	4.23%
Class A Shares at maximum Offering Price	(3.35)%	1.94%	3.79%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Ohio Municipal Debt Funds Classification Average	0.51%	2.18%	3.39%
Class C2 Shares	0.34%	2.25%	3.66%
Class I Shares	1.04%	3.01%	4.43%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.13%	2.84%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.15%	3.56%	4.33%
Class A Shares at maximum Offering Price	(3.06)%	2.68%	3.88%
Class C2 Shares	0.66%	3.02%	3.76%
Class I Shares	1.36%	3.78%	4.54%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.36%	2.78%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%

Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	4.79%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.08%	2.54%	4.09%
Class A Shares at maximum Offering Price	(2.17)%	1.67%	3.64%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Other States Municipal Debt Funds Classification Average	0.57%	2.09%	3.46%
Class C2 Shares	1.50%	1.98%	3.51%
Class I Shares	2.21%	2.74%	4.29%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.27%	3.19%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.37%	3.51%	4.23%
Class A Shares at maximum Offering Price	(1.90)%	2.62%	3.78%
Class C2 Shares	1.79%	2.94%	3.65%
Class I Shares	2.60%	3.73%	4.44%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.56%	3.17%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.67%

Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	3.01%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2018
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.16%	2.50%	2.73%	3.51%
SEC 30-Day Yield	2.25%	1.56%	1.80%	2.55%
Taxable-Equivalent Yield (29.7%)[2]	3.20%	2.22%	2.56%	3.63%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.86%	2.20%	2.42%	3.21%
SEC 30-Day Yield	2.20%	1.50%	1.75%	2.49%
Taxable-Equivalent Yield (30.0%)[2]	3.14%	2.14%	2.50%	3.56%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.58%	1.91%	2.12%	2.91%
SEC 30-Day Yield	1.91%	1.21%	1.45%	2.20%
Taxable-Equivalent Yield (28.3%)[2]	2.66%	1.69%	2.02%	3.07%

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.18%	2.53%	2.80%	3.54%
SEC 30-Day Yield	2.38%	1.69%	1.94%	2.68%
Taxable-Equivalent Yield (29.9%)[2]	3.40%	2.41%	2.77%	3.82%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.70%	2.03%	2.24%	2.99%
SEC 30-Day Yield - Subsidized	2.05%	1.34%	1.59%	2.34%
SEC 30-Day Yield - Unsubsidized	2.05%	1.34%	1.59%	2.34%
Taxable-Equivalent Yield - Subsidized (29.0%)[2]	2.89%	1.89%	2.24%	3.30%
Taxable-Equivalent Yield - Unsubsidized (29.0%)[2]	2.89%	1.89%	2.24%	3.30%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.07%	2.40%	2.63%	3.43%
SEC 30-Day Yield	2.49%	1.81%	2.05%	2.80%
Taxable-Equivalent Yield (30.3%)[2]	3.57%	2.60%	2.94%	4.02%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	103.4%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Floating Rate Obligations	103.2%
Floating Rate Obligations	(3.2)%
Net Assets	100%
Portfolio Composition (% of total investments)
U.S. Guaranteed	23.6%
Tax Obligation/Limited	22.5%
Utilities	9.5%
Health Care	8.8%
Tax Obligation/General	7.8%
Transportation	7.5%
Water and Sewer	6.1%
Consumer Staples	5.3%
Other	8.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	25.1%
AAA	3.3%
AA	20.8%
A	23.7%
BBB	11.6%
BB or Lower	9.3%
N/R (not rated)	6.2%
Total	100%

Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	104.4%
Other Assets Less Liabilities	4.0%
Net Assets Plus Floating Rate Obligations	108.4%
Floating Rate Obligations	(8.4)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	20.1%
Health Care	18.9%
U.S. Guaranteed	16.0%
Education and Civic Organizations	14.1%
Water and Sewer	11.9%
Transportation	10.2%
Utilities	7.5%
Other	1.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	18.9%
AAA	7.4%
AA	27.1%
A	31.6%
BBB	14.1%
BB or Lower	0.1%
N/R (not rated)	0.8%
Total	100%

Holding Summaries    as of May 31, 2018 (continued)
Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.6%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations	102.0%
Floating Rate Obligations	(2.0)%
Net Assets	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	26.8%
Tax Obligation/General	21.1%
Health Care	11.6%
Tax Obligation/Limited	10.1%
Water and Sewer	9.3%
U.S. Guaranteed	9.1%
Utilities	7.2%
Other	4.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	9.0%
AAA	16.8%
AA	53.6%
A	15.5%
BBB	1.6%
BB or Lower	3.0%
N/R (not rated)	0.5%
Total	100%

Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.0%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	23.3%
Tax Obligation/Limited	18.0%
Education and Civic Organizations	11.9%
U.S. Guaranteed	11.5%
Tax Obligation/General	11.0%
Water and Sewer	8.3%
Long-Term Care	5.7%
Other	10.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	11.5%
AAA	2.2%
AA	37.4%
A	27.4%
BBB	10.2%
BB or Lower	1.9%
N/R (not rated)	9.4%
Total	100%

Holding Summaries    as of May 31, 2018 (continued)
Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%
Portfolio Composition (% of total investments)
U.S. Guaranteed	19.5%
Tax Obligation/General	18.0%
Tax Obligation/Limited	14.4%
Water and Sewer	11.4%
Health Care	10.0%
Education and Civic Organizations	8.8%
Transportation	7.6%
Other	10.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	22.8%
AAA	15.9%
AA	39.4%
A	12.9%
BBB	2.0%
BB or Lower	4.8%
N/R (not rated)	2.2%
Total	100%

Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	33.8%
Housing/Multifamily	12.2%
Health Care	11.0%
U.S. Guaranteed	10.9%
Long-Term Care	8.0%
Water and Sewer	4.9%
Other	19.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	13.0%
AAA	1.1%
AA	23.5%
A	31.3%
BBB	15.5%
BB or Lower	3.3%
N/R (not rated)	12.3%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2018.
The beginning of the period is December 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.40	$1,007.40	$1,008.50	$1,011.50
Expenses Incurred During the Period	$ 4.06	$ 8.06	$ 6.81	$ 3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.15	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.84	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.40	$1,002.40	$1,003.50	$1,007.50
Expenses Incurred During the Period	$ 3.95	$ 7.94	$ 6.69	$ 2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.74	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.60	$1,000.70	$1,001.80	$1,005.80
Expenses Incurred During the Period	$ 4.10	$ 8.08	$ 6.84	$ 3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.10	$1,021.84
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.89	$ 3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.60	$1,005.60	$1,006.90	$1,010.70
Expenses Incurred During the Period	$ 3.91	$ 7.90	$ 6.65	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During the Period	$ 3.93	$ 7.95	$ 6.69	$ 2.92
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.20	$1,000.20	$1,001.30	$1,004.40
Expenses Incurred During the Period	$ 3.90	$ 7.88	$ 6.64	$ 2.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During the Period	$ 3.93	$ 7.95	$ 6.69	$ 2.92
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.50	$1,006.40	$1,007.60	$1,011.60
Expenses Incurred During the Period	$ 4.41	$ 8.40	$ 7.16	$ 3.41
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.54	$1,016.55	$1,017.80	$1,021.54
Expenses Incurred During the Period	$ 4.43	$ 8.45	$ 7.19	$ 3.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.88%, 1.68%, 1.43% and 0.68% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust IV and Shareholders of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (six of the Funds constituting Nuveen Multistate Trust IV; collectively referred to hereafter as the “Funds”) as of May 31, 2018, the related statements of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 103.4%
	MUNICIPAL BONDS – 103.4%
	Consumer Staples – 5.5%
$ 1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	7/18 at 100.00	B-	$994,780
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B2	1,013,530
190	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	7/18 at 100.00	B+	190,950
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/29	6/27 at 100.00	BBB	572,360
1,035	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/18 at 100.00	N/R	1,035,041
775	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	7/18 at 100.00	N/R	775,217
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/18 at 100.00	B+	1,505,685
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/18 at 100.00	BB-	757,290
950	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	1,052,011
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	656,050
1,535	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/18 at 100.00	Ba1	1,531,163
320	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	344,230
2,510	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,583,242
12,690	Total Consumer Staples			13,011,549
	Education and Civic Organizations – 4.4%
675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	Aa2	712,591
250	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A, 4.000%, 3/01/27	3/24 at 100.00	Aa3	268,410
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,838,956
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,171,440
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/18 at 100.00	BBB	1,013,540

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	$1,046,410
3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	3,538,349
9,750	Total Education and Civic Organizations			10,589,696
	Financials – 0.5%
1,020	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,282,364
	Health Care – 9.1%
400	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016, 5.000%, 12/01/41	12/26 at 100.00	Baa2	427,072
875	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	995,129
5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	AA-	5,260,700
3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	3,889,605
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,154,120
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
135	5.000%, 1/01/23	1/20 at 100.00	AA-	141,483
197	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA-	205,014
230	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 14.509%, 1/01/40, 144A (IF)	1/20 at 100.00	AA-	273,772
2,500	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	A	2,825,075
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	3,279,390
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,230,960
20,052	Total Health Care			21,682,320
	Housing/Single Family – 0.0%
5	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	N/R	5,034
	Industrials – 1.3%
425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB-	437,015
360	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB-	372,438
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B	1,071,260

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/18 at 105.00	B	$556,945
205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/22)	12/22 at 103.00	B	217,714
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	462,544
2,955	Total Industrials			3,117,916
	Long-Term Care – 2.8%
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,253,750
2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,854,904
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	679,617
6,505	Total Long-Term Care			6,788,271
	Tax Obligation/General – 8.1%
565	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvement Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	634,687
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,525,288
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,239,420
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,474,890
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,696,156
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,452,500
2,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Building Series 2018B, 5.000%, 10/01/40	10/26 at 100.00	Aa3	2,294,240
45	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA	45,367
2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	AA+	2,242,360
	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Improvement Series 2018A:
1,240	5.000%, 9/01/39	9/28 at 100.00	AA-	1,442,963
1,000	5.000%, 9/01/40	9/28 at 100.00	AA-	1,163,680
1,000	4.000%, 9/01/48	9/28 at 100.00	AA-	1,029,640
17,040	Total Tax Obligation/General			19,241,191
	Tax Obligation/Limited – 23.3%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,662,223
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,526,712

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,860	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/24	No Opt. Call	A	$2,051,003
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/23	1/22 at 100.00	A	1,067,610
500	5.000%, 1/01/31	1/22 at 100.00	A	521,905
650	5.250%, 1/01/36	1/22 at 100.00	A	682,539
875	5.125%, 1/01/42	1/22 at 100.00	A	908,346
1,910	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,968,484
	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
3,300	6.000%, 11/01/26	5/21 at 100.00	A-	3,572,316
990	6.500%, 11/01/40	5/21 at 100.00	A-	1,098,128
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
3,000	5.000%, 12/01/24	No Opt. Call	BBB+	3,308,160
1,000	5.000%, 12/01/30	12/26 at 100.00	BBB+	1,087,910
3,290	5.000%, 12/01/33	12/26 at 100.00	BBB+	3,534,710
4,250	5.000%, 12/01/46	12/26 at 100.00	BBB+	4,509,420
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB-	822,600
2,630	Johnson County Community College, Kansas, Certificates of Participation, Series 2017, 4.000%, 10/01/28	10/26 at 100.00	Aa1	2,895,683
1,500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	AAA	1,718,055
2,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/33	9/27 at 100.00	AAA	2,370,340
1,670	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,731,306
360	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	BBB-	368,474
5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	7/18 at 100.00	BB+	5,007,650
1,810	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,876,300
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B:
200	5.250%, 12/15/29	12/22 at 100.00	N/R	176,586
200	6.100%, 12/15/34	12/22 at 100.00	N/R	176,234
2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	2,399,293
1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,599,570
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,163,520

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
$ 1,370	5.000%, 12/01/25	12/24 at 100.00	A+	$1,573,171
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,446,052
305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	324,441
495	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Revenue Bonds, Kansas International Speedway Corporation, Series 1999, 0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Aaa	330,581
52,315	Total Tax Obligation/Limited			55,479,322
	Transportation – 7.8%
1,155	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	1,251,004
1,950	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	2,204,299
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (Alternative Minimum Tax)	No Opt. Call	BB	2,251,800
505	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB	546,703
1,930	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B, 5.000%, 1/01/41	7/26 at 100.00	AA-	2,182,772
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	109,684
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	1,002,200
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,705	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	1,804,316
2,155	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	2,274,538
1,515	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,644,396
2,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (Alternative Minimum Tax)	6/27 at 100.00	BBB	2,192,300
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,029,757
16,960	Total Transportation			18,493,769
	U.S. Guaranteed – 24.5% (4)
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A	2,265,660
935	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvement Series 2013A, 5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	1,067,863

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1	$2,015,600
1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	1,032,210
1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+	1,179,191
3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3	3,282,690
	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,320	4.000%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,382,594
1,020	4.000%, 9/01/26 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,068,368
1,000	4.000%, 9/01/27 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,047,420
1,220	4.125%, 9/01/28 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,281,195
1,270	4.250%, 9/01/29 (Pre-refunded 9/01/20)	9/20 at 100.00	AAA	1,337,170
3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R	4,070,041
	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C:
8,460	5.750%, 11/15/38 (Pre-refunded 11/15/19) (UB) (5)	11/19 at 100.00	AA	8,930,207
190	5.750%, 11/15/38 (Pre-refunded 11/15/19) (UB) (5)	11/19 at 100.00	N/R	200,167
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
865	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	906,814
1,318	5.000%, 1/01/40 (Pre-refunded 1/01/20) (UB)	1/20 at 100.00	N/R	1,382,128
1,520	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 14.509%, 1/01/40 (Pre-refunded 1/01/20), 144A (IF)	1/20 at 100.00	N/R	1,809,271
3,100	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	3,295,765
2,575	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	A3	2,764,443
1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30 (Pre-refunded 9/01/19)	9/19 at 100.00	A+	1,038,340
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA-	1,124,120
1,955	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	AA	1,969,897
500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA	504,320
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R	4,394,960

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA-	$2,605,225
	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B:
1,695	5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R	1,711,289
390	5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	AA-	393,697
	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+	1,101,811
3,000	5.250%, 9/01/34 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+	3,080,340
54,973	Total U.S. Guaranteed			58,242,796
	Utilities – 9.8%
1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	633,775
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42 – NPFG Insured, 144A	6/25 at 100.00	BBB+	1,623,000
305	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/40	10/27 at 100.00	BBB-	329,589
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,501,459
	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,102,710
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,100,900
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
1,000	5.000%, 4/01/33 – BAM Insured	4/26 at 100.00	AA	1,119,280
1,000	5.000%, 4/01/34 – BAM Insured	4/26 at 100.00	AA	1,115,620
1,000	5.000%, 4/01/35 – BAM Insured	4/26 at 100.00	AA	1,112,710
1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	1,713,285
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,550,445
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,396,876
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory Put 12/03/18) (6)	No Opt. Call	N/R	505,000
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	260,075
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	8/18 at 100.00	CCC	1,311,888
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A+	2,517,547

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	$1,664,201
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,748,900
22,990	Total Utilities			23,307,260
	Water and Sewer – 6.3%
100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	105,509
1,225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,312,600
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
1,750	5.000%, 7/01/28	7/23 at 100.00	A-	1,880,305
500	5.250%, 7/01/33	7/23 at 100.00	A-	538,660
2,000	5.500%, 7/01/43	7/23 at 100.00	A-	2,176,700
6,440	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	6,830,264
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA-	2,181,240
14,015	Total Water and Sewer			15,025,278

$ 231,270	Total Long-Term Investments (cost $241,762,152)			246,266,766
	Floating Rate Obligations – (3.2)%			(7,620,000)
	Other Assets Less Liabilities – (0.2)%			(448,235)
	Net Assets – 100%			$ 238,198,531
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.4%
	MUNICIPAL BONDS – 104.4%
	Education and Civic Organizations – 14.7%
$ 155	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017, 5.000%, 3/01/39	3/27 at 100.00	N/R	$160,881
880	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	A1	925,593
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,500	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,678,900
2,500	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,672,475
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (Alternative Minimum Tax)	No Opt. Call	A	970,758
700	5.000%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A	764,456
400	5.000%, 6/01/24 (Alternative Minimum Tax)	No Opt. Call	A	439,888
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,976,679
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,296,696
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	A1	1,290,938
1,075	5.000%, 3/01/27	3/25 at 100.00	A1	1,232,133
2,290	Northern Kentucky University, General Receipts Bonds, Refunding Series 2016A, 5.000%, 9/01/23	No Opt. Call	A1	2,597,226
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,642,800
8,500	University of Kentucky, General Receipts Bonds, Refunding Series 2018A, 4.000%, 10/01/30	4/26 at 100.00	AA	9,156,285
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,310,520
250	University of Kentucky, General Receipts Bonds, Series 2016A, 5.000%, 4/01/32	4/25 at 100.00	AA	286,450
	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	A+	160,052
2,005	5.000%, 9/01/26	9/21 at 100.00	A+	2,179,656
1,910	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	A+	2,078,252
2,500	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2016C, 4.000%, 9/01/28	3/26 at 100.00	A+	2,680,400
4,605	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2016D, 5.000%, 3/01/31	9/26 at 100.00	A+	5,269,271

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Western Kentucky University, General Receipts Revenue Bonds, Series 2016A:
$ 2,690	5.000%, 9/01/25	No Opt. Call	A1	$3,113,540
2,820	5.000%, 9/01/26	9/25 at 100.00	A1	3,259,976
46,955	Total Education and Civic Organizations			52,143,825
	Health Care – 19.7%
	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB-	105,389
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB-	2,148,700
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB-	3,550,174
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc., Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,028,720
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
550	5.375%, 8/15/24	8/18 at 100.00	A	553,492
3,545	5.625%, 8/15/27	8/18 at 100.00	A	3,570,205
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
1,500	5.000%, 8/15/42	8/21 at 100.00	A	1,582,770
3,000	5.250%, 8/15/46	8/21 at 100.00	A	3,192,870
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/46	8/27 at 100.00	A	3,289,260
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	Baa3	551,580
1,295	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/24	5/19 at 100.00	BBB+	1,323,982
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	10,720,500
3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	BBB+	3,571,922
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Baa3	2,142,260
7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	Baa2	8,148,375
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	11/22 at 100.00	A	8,861,440
3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,536,780
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,162,952
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,167,800
64,850	Total Health Care			70,209,171

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 1,105	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Alternative Minimum Tax) (Mandatory Put 6/01/23)	8/18 at 100.00	N/R	$ 1,108,613
	Housing/Single Family – 0.4%
	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	154,394
485	3.000%, 7/01/21	No Opt. Call	AAA	500,859
670	3.100%, 7/01/22	7/21 at 100.00	AAA	692,679
1,305	Total Housing/Single Family			1,347,932
	Tax Obligation/General – 0.7%
2,205	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Center City Project Series 2016, 4.000%, 12/01/30	12/25 at 100.00	AAA	2,376,505
	Tax Obligation/Limited – 21.0%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	A1	1,441,950
1,760	5.000%, 8/01/25	2/25 at 100.00	A1	2,025,954
1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,063,370
2,000	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,930,860
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A:
13,650	4.000%, 12/01/41 – AGM Insured (UB) (4)	12/27 at 100.00	AA	14,052,402
3,100	5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	3,420,075
7,985	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/24	No Opt. Call	A1	9,073,994
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	A1	7,933,030
6,000	5.000%, 4/01/38	4/27 at 100.00	A1	6,731,220
125	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/19 – NPFG Insured	No Opt. Call	A1	129,358
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
285	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA	291,512
285	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	291,512
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
1,250	5.000%, 7/01/30	7/22 at 100.00	AA-	1,375,938
6,740	5.000%, 7/01/31	7/22 at 100.00	AA-	7,410,832
5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2017B, 5.000%, 7/01/28 (UB) (4)	7/27 at 100.00	AA-	5,942,150

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2017A:
$ 1,930	5.000%, 7/01/33 (UB) (4)	7/27 at 100.00	AA-	$2,236,291
550	5.000%, 7/01/36 (UB) (4)	7/27 at 100.00	AA-	630,223
500	5.000%, 7/01/37 (UB) (4)	7/27 at 100.00	AA-	572,505
	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A:
2,990	5.000%, 6/01/20	No Opt. Call	A1	3,166,679
1,000	5.000%, 6/01/21	No Opt. Call	A1	1,083,970
3,000	5.250%, 6/01/29	6/21 at 100.00	A1	3,248,100
500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	505,530
67,900	Total Tax Obligation/Limited			74,557,455
	Transportation – 10.6%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A+	1,851,703
1,855	5.000%, 1/01/30	1/26 at 100.00	A+	2,083,295
1,750	5.000%, 1/01/31	1/26 at 100.00	A+	1,965,372
1,620	5.000%, 1/01/32	1/26 at 100.00	A+	1,812,424
1,520	5.000%, 1/01/33	1/26 at 100.00	A+	1,716,901
2,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	1,711,780
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	274,600
11,500	6.000%, 7/01/53	7/23 at 100.00	Baa3	12,777,880
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,330,972
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,204,104
1,000	5.000%, 7/01/38	7/22 at 100.00	AA	1,100,750
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,250	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	1,350,400
1,625	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,788,719
1,555	5.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,705,680
1,500	5.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,641,885
	River City Inc. Parking Authority, Kentucky, First Mortgage Bonds, Refunding Series 2016B:
1,495	5.000%, 12/01/26	6/26 at 100.00	AA	1,741,854
1,575	5.000%, 12/01/27	6/26 at 100.00	AA	1,826,464
34,445	Total Transportation			37,884,783

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 16.7% (5)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
$ 550	5.375%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R	$554,219
3,545	5.625%, 8/15/27 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R	3,573,927
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	4,196,689
165	6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	179,228
5,150	6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	5,601,346
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Refunding & Improvement Series 2009A:
210	5.375%, 5/01/34 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R	216,827
5,010	5.500%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R	5,178,486
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
3,505	0.000%, 12/01/22 – AGC Insured (ETM)	No Opt. Call	AA	3,178,334
3,750	0.000%, 12/01/23 – AGC Insured (ETM)	No Opt. Call	AA	3,303,825
5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 2016-XG0027, 17.483%, 12/01/28 (Pre-refunded 6/01/18) – AGC Insured, 144A (IF)	6/18 at 100.00	AA	5,000,000
2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/30 (Pre-refunded 2/01/22)	2/22 at 100.00	AAA	3,046,753
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,215	5.250%, 2/01/28 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA	2,267,097
2,215	5.250%, 2/01/29 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA	2,267,097
1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	AA-	1,963,062
500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	AA-	558,205
25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	AA-	25,066
2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	AA-	2,917,769
2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa3	2,015,520
65	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 (Pre-refunded 9/15/18) – AGC Insured	9/18 at 100.00	AA	65,625
	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
3,995	5.000%, 10/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	A-	4,101,786
95	5.000%, 10/01/28 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	A-	97,539
8,880	5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA	9,139,207
58,170	Total U.S. Guaranteed			59,447,607

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 7.8%
$ 40	Frankfort Electric & Water Plant Board, Kentucky, Electric and Water Revenue Bonds, Series 2015A, 4.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	$40,468
4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A	4,939,222
5,315	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A	5,546,575
2,000	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 2017, 4.000%, 1/01/26	No Opt. Call	A	2,167,020
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,236,380
	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	AA	3,016,357
5	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	AA	5,128
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	244,492
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,139,750
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,228,315
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,814,997
4,250	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	4,550,560
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	419,501
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	456,775
26,040	Total Utilities			27,805,540
	Water and Sewer – 12.5%
2,525	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	2,973,970
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109:
1,330	14.586%, 2/01/25, 144A (IF) (4)	No Opt. Call	AAA	2,231,700
1,070	14.610%, 2/01/26, 144A (IF) (4)	2/25 at 100.00	AAA	1,796,797
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2018A:
4,265	5.000%, 2/01/30 (UB) (4)	2/28 at 100.00	AAA	5,138,216
5,000	5.000%, 2/01/31 (UB) (4)	2/28 at 100.00	AAA	6,000,050
115	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	8/18 at 100.00	A+	115,343

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A:
$ 1,005	5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	$1,162,041
1,060	5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA	1,237,476
1,115	5.000%, 7/01/27 – AGM Insured	7/26 at 100.00	AA	1,294,660
1,175	5.000%, 7/01/28 – AGM Insured	7/26 at 100.00	AA	1,361,566
1,240	5.000%, 7/01/29 – AGM Insured	7/26 at 100.00	AA	1,429,137
7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,190,750
795	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A, 5.000%, 5/15/27	11/24 at 100.00	AA	917,772
2,990	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2017A, 5.000%, 5/15/29	11/26 at 100.00	AA	3,518,632
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,690	5.000%, 2/01/22	No Opt. Call	Aa3	2,969,249
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	3,821,608
130	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 – AGC Insured	9/18 at 100.00	AA	131,177
37,500	Total Water and Sewer			44,290,144

$ 340,475	Total Long-Term Investments (cost $363,015,655)			371,171,575
	Floating Rate Obligations – (8.4)%			(29,845,000)
	Other Assets Less Liabilities – 4.0%			14,191,629
	Net Assets – 100%			$ 355,518,204
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.6%
	MUNICIPAL BONDS – 100.6%
	Consumer Staples – 2.3%
$ 3,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	7/18 at 100.00	B-	$3,045,635
2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	2,219,385
5,245	Total Consumer Staples			5,265,020
	Education and Civic Organizations – 27.0%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,677,565
3,835	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	3,950,395
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,575	5.000%, 10/01/33	10/26 at 100.00	A+	2,945,671
2,695	5.000%, 10/01/34	10/26 at 100.00	A+	3,072,327
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	398,759
	Grand Valley State University, Michigan, General Revenue Bonds, Series 2017:
250	5.000%, 12/01/30	12/24 at 100.00	A+	283,075
250	5.000%, 12/01/32	12/24 at 100.00	A+	281,178
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BB+	1,010,180
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB-	545,600
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	B	801,373
1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	1,044,320
4,370	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA+	4,940,853
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,016,234
	Northern Michigan University, General Revenue Bonds, Series 2018A:
500	5.000%, 12/01/32 (WI/DD, Settling 6/06/18)	6/28 at 100.00	A1	584,330
400	5.000%, 12/01/34 (WI/DD, Settling 6/06/18)	6/28 at 100.00	A1	463,724
	Oakland University, Michigan, General Revenue Bonds, Series 2016:
2,600	5.000%, 3/01/41	3/26 at 100.00	A1	2,922,348
1,000	5.000%, 3/01/47	3/26 at 100.00	A1	1,119,610
515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	580,106

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
$ 5,000	4.000%, 4/01/26	No Opt. Call	AAA	$5,609,200
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,182,940
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,403,605
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,528,180
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,425,070
	University of Michigan, General Revenue Bonds, Series 2015:
2,475	5.000%, 4/01/30	4/26 at 100.00	AAA	2,917,975
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,626,169
3,600	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	4,139,316
4,000	5.000%, 4/01/46	4/26 at 100.00	AAA	4,599,240
2,785	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/31	5/26 at 100.00	Aa3	3,197,431
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	Aa3	724,068
54,925	Total Education and Civic Organizations			61,990,842
	Health Care – 11.6%
1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA-	1,089,960
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,292,264
365	5.000%, 1/15/42	1/22 at 100.00	AA	386,984
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A+	805,975
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,616,367
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,078,175
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	1,376,863
7,500	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 100.00	AA-	8,162,100
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A+	1,856,489
1,250	5.000%, 11/01/42	11/22 at 100.00	A+	1,354,088
2,295	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA-	2,500,150
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA-	2,145,520
24,395	Total Health Care			26,664,935

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 21.3%
$ 690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	$761,146
1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	1,570,320
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I:
645	5.000%, 5/01/43	5/27 at 100.00	AA-	737,041
1,945	5.000%, 5/01/47	5/27 at 100.00	AA-	2,199,951
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA-	1,683,968
330	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	367,996
2,000	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building & Site Series 2017, 5.000%, 5/01/39	5/27 at 100.00	AA-	2,267,120
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	5,018,990
2,055	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	2,336,186
1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA-	1,163,350
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,341,772
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	587,160
500	5.000%, 4/01/31	4/27 at 100.00	AA+	585,890
1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,224,414
	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015:
1,500	5.000%, 1/01/31	1/25 at 100.00	AAA	1,724,070
2,000	5.000%, 1/01/37	1/25 at 100.00	AAA	2,271,520
185	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Series 2017, 5.000%, 5/01/31	11/27 at 100.00	AA	217,118
	Marquette, Michigan, General Obligation Bonds, Refunding & Limited Obligation Series 2017:
230	4.000%, 5/01/25	No Opt. Call	AA	252,832
375	4.000%, 5/01/28	5/27 at 100.00	AA	409,635
550	4.000%, 5/01/29	5/27 at 100.00	AA	595,837
265	4.000%, 5/01/31	5/27 at 100.00	AA	283,648
215	4.000%, 5/01/32	5/27 at 100.00	AA	229,439
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,096,790

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,585	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2015A, 5.000%, 12/01/27	12/25 at 100.00	Aa1	$3,010,594
2,500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2016A, 5.000%, 5/01/25	No Opt. Call	Aa1	2,935,800
2,215	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A, 5.000%, 12/01/28	12/24 at 100.00	Aa1	2,565,036
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	624,135
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,456,552
1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,160,401
600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	650,952
1,095	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax Series 2018, 5.000%, 4/01/43	4/28 at 100.00	AA+	1,248,103
1,915	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,154,011
3,670	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	4,091,940
43,280	Total Tax Obligation/General			48,823,717
	Tax Obligation/Limited – 10.1%
3,295	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994, 0.000%, 6/01/18 – NPFG Insured	No Opt. Call	Baa2	3,295,000
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,095,770
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
825	5.000%, 10/01/19	No Opt. Call	AA-	858,396
4,070	5.000%, 10/01/39	10/24 at 100.00	AA-	4,525,718
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
2,985	5.000%, 4/15/22	No Opt. Call	Aa2	3,309,261
2,000	5.000%, 4/15/38	10/25 at 100.00	Aa2	2,258,240
3,150	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I, 5.000%, 4/15/41	10/26 at 100.00	Aa2	3,572,950
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,104,259
700	5.000%, 11/15/36	11/21 at 100.00	AA+	760,102
685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	771,707
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,735,530
21,225	Total Tax Obligation/Limited			23,286,933

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 2.5%
$ 1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	$1,092,200
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	12/22 at 100.00	A	2,188,040
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,091,810
1,250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A	1,426,337
5,250	Total Transportation			5,798,387
	U.S. Guaranteed – 9.2% (5)
2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	2,040,220
450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA	477,684
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	AA-	175,467
2,130	5.000%, 7/01/32 (Pre-refunded 7/01/18)	7/18 at 100.00	AA-	2,135,687
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	3,325,380
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	10,996
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	410,304
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,546,280
500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	535,195
3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	3,483,876
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+	1,040,780
350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1	361,932
1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1	1,665,414
1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,219,200
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	A	501,410

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA	$ 157,422
20,720	Total U.S. Guaranteed			21,087,247
	Utilities – 7.3%
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	2,029,069
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,459,187
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,163,880
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	7/21 at 100.00	AA-	566,354
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	14.736%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA-	321,385
800	14.736%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA-	1,028,432
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29	7/26 at 100.00	A	1,142,460
1,230	5.000%, 7/01/32	7/26 at 100.00	A	1,395,792
1,000	5.000%, 7/01/33	7/26 at 100.00	A	1,130,970
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,148,890
2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,131,120
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,185,520
14,930	Total Utilities			16,703,059
	Water and Sewer – 9.3%
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	Aa1	1,695,660
800	5.000%, 1/01/39	1/24 at 100.00	Aa1	901,240
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	Aa1	391,454
2,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Refunding Series 2010, 5.000%, 1/01/24	No Opt. Call	Aa1	2,299,060
1,655	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018, 5.000%, 1/01/48 (WI/DD, Settling 6/13/18)	1/28 at 100.00	Aa1	1,911,707
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,413,725
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,117,250
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,114,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
$ 1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	$1,670,730
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,355,274
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,391,320
2,685	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2016B, 5.000%, 10/01/25	No Opt. Call	AAA	3,188,974
245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	8/18 at 100.00	AAA	245,625
135	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	8/18 at 100.00	AAA	135,358
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	545,995
18,840	Total Water and Sewer			21,377,472

$ 208,810	Total Long-Term Investments (cost $225,555,836)			230,997,612
	Floating Rate Obligations – (2.0)%			(4,700,000)
	Other Assets Less Liabilities – 1.4%			3,417,037
	Net Assets – 100%			$ 229,714,649
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 100.0%
	Consumer Staples – 2.6%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/18 at 100.00	AA-	$3,005,700
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA-	10,467,444
11,840	Total Consumer Staples			13,473,144
	Education and Civic Organizations – 11.5%
1,500	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G, 4.000%, 12/01/32	12/27 at 100.00	A2	1,588,725
3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	2,897,850
1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,273,776
1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	8/18 at 100.00	AA	1,016,280
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,134,398
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,246,120
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,241,650
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB-	421,399
575	3.500%, 10/01/22	No Opt. Call	BBB-	590,094
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,684,203
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,507,019
3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A-	4,203,517
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A-	3,971,864
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,042,070

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
$ 1,700	5.000%, 10/01/38	10/25 at 100.00	AA-	$1,914,880
7,920	4.000%, 10/01/42	10/25 at 100.00	AA-	8,230,781
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
600	4.000%, 10/01/36	4/27 at 100.00	AA-	628,158
1,005	5.000%, 10/01/42	4/27 at 100.00	AA-	1,141,429
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	7,191,822
1,220	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	A2	1,264,981
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018:
1,330	5.000%, 12/01/37	6/27 at 100.00	A2	1,510,215
1,140	5.000%, 12/01/38	6/27 at 100.00	A2	1,293,512
1,500	5.000%, 12/01/43	6/27 at 100.00	A2	1,694,505
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	943,430
1,000	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	1,000,410
1,175	Southeast Missouri State University, System Facilities Revenue Bonds, Refunding Series 2016A, 3.000%, 4/01/30	4/25 at 100.00	A	1,173,813
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	881,663
54,985	Total Education and Civic Organizations			58,688,564
	Health Care – 23.4%
675	Barton County, Missouri, Hospital Revenue Bonds, Cox Barton County Hospital Project, Series 2017B, 3.650%, 7/01/27	7/23 at 100.00	N/R	663,201
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	A	1,605,403
1,000	5.000%, 8/01/30	8/26 at 100.00	A	1,088,580
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA-	537,224
4,000	5.000%, 6/01/33	6/22 at 100.00	AA-	4,291,040
1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA-	1,110,400
1,535	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,752,678

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
$ 1,325	5.000%, 3/01/31	3/27 at 100.00	BBB-	$1,470,339
1,210	5.000%, 3/01/32	3/27 at 100.00	BBB-	1,338,889
1,645	5.000%, 3/01/36	3/27 at 100.00	BBB-	1,781,650
1,090	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,092,235
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc., Series 2017B:
660	4.300%, 12/01/33	12/25 at 100.00	N/R	654,106
655	4.400%, 12/01/34	12/25 at 100.00	N/R	648,935
385	4.500%, 12/01/35	12/25 at 100.00	N/R	381,319
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Series 2017C:
700	4.400%, 12/01/35	12/25 at 100.00	N/R	682,479
1,000	4.500%, 12/01/36	12/25 at 100.00	N/R	973,060
270	4.600%, 12/01/37	12/25 at 100.00	N/R	263,212
	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB-	1,144,282
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB-	1,022,630
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
1,170	4.000%, 10/01/31	10/27 at 100.00	A-	1,205,814
1,220	4.000%, 10/01/32	10/27 at 100.00	A-	1,253,440
2,450	5.000%, 10/01/47	10/27 at 100.00	A-	2,707,275
800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A	854,624
1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	1,684,862
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc., Series 2016:
1,060	4.000%, 11/15/33	5/26 at 100.00	A+	1,104,700
4,030	5.000%, 11/15/34	5/26 at 100.00	A+	4,550,475
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	4,881,904
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc., Series 2018A, 5.000%, 11/15/43	5/28 at 100.00	A+	1,138,590
480	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Children's Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	497,995
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,091,750
5,890	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	6,058,042

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 5,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58	1/28 at 100.00	AA	$5,111,800
2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa1	2,285,928
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,450	5.000%, 11/15/44	11/23 at 100.00	A2	1,564,449
2,970	5.000%, 11/15/48	11/23 at 100.00	A2	3,193,730
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,472,932
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,654,040
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012:
1,000	3.875%, 2/15/32	2/22 at 100.00	A1	1,021,220
3,035	5.000%, 2/15/37	2/22 at 100.00	A1	3,260,106
2,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.250%, 11/15/48	11/24 at 100.00	AA-	2,393,357
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,485	4.000%, 11/15/37	11/27 at 100.00	AA-	1,547,919
5,360	4.000%, 11/15/47	11/27 at 100.00	AA-	5,512,974
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	AA-	1,105,540
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,176,680
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2015B:
500	3.500%, 12/01/32	6/25 at 100.00	A+	509,645
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,258,660
500	3.625%, 12/01/34	6/25 at 100.00	A+	509,445
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,216,720
1,000	4.000%, 6/01/32	6/24 at 100.00	AA-	1,039,430
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2018A:
1,000	4.000%, 6/01/48	6/28 at 100.00	AA-	1,013,170
1,500	5.000%, 6/01/48	6/28 at 100.00	AA-	1,685,640
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A:
550	5.250%, 11/15/25	11/20 at 100.00	A+	590,293
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,692,273
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,049,730

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	$3,128,640
2,940	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A, 4.000%, 5/15/42	5/25 at 102.00	A+	3,013,382
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,757,418
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	3,574,200
1,460	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	1,482,017
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
500	4.000%, 11/15/36	11/25 at 100.00	N/R	475,000
1,500	5.000%, 11/15/46	11/25 at 100.00	N/R	1,553,700
4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BB+	5,010,539
1,240	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,408,194
113,650	Total Health Care			119,799,904
	Housing/Multifamily – 0.5%
1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,350,037
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,051,120
2,290	Total Housing/Multifamily			2,401,157
	Housing/Single Family – 0.5%
640	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	652,858
1,780	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	1,823,788
2,420	Total Housing/Single Family			2,476,646
	Long-Term Care – 5.8%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	3,065,216
750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	8/18 at 100.00	N/R	749,970
2,000	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	8/18 at 100.00	BBB-	2,005,060
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	967,770
2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	2,104,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB	$1,688,034
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB	1,105,452
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB	2,957,707
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB	1,593,930
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A:
1,000	5.000%, 2/01/36	2/26 at 100.00	BBB	1,088,050
1,000	5.000%, 2/01/46	2/26 at 100.00	BBB	1,080,420
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B:
700	5.000%, 2/01/34	2/26 at 100.00	BBB	765,051
2,350	5.000%, 2/01/46	2/26 at 100.00	BBB	2,538,987
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	9/22 at 100.00	BBB+	584,908
1,690	5.000%, 9/01/42	9/22 at 100.00	BBB+	1,772,709
2,570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	2,919,109
2,000	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint. Louis Obligated Group, Series 2017, 5.000%, 9/01/48	9/27 at 100.00	BBB+	2,172,460
350	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	369,474
27,870	Total Long-Term Care			29,528,807
	Tax Obligation/General – 11.0%
1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2017, 5.000%, 3/01/28	No Opt. Call	AA+	1,204,370
	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
930	5.000%, 3/01/29	3/21 at 100.00	N/R	998,113
190	5.000%, 3/01/29	3/21 at 100.00	AA-	204,126
1,035	5.000%, 3/01/30	3/21 at 100.00	N/R	1,110,803
210	5.000%, 3/01/30	3/21 at 100.00	AA-	225,555
840	4.750%, 3/01/31	3/21 at 100.00	N/R	895,969
170	4.750%, 3/01/31	3/21 at 100.00	AA-	180,579
1,230	Belton, Missouri, General Obligation Bonds, Refunding Series 2017C, 5.000%, 3/01/30	3/27 at 100.00	AA-	1,448,928
850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA	868,742

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014:
$ 960	5.000%, 3/01/33	3/22 at 100.00	N/R	$1,052,026
40	5.000%, 3/01/33	3/22 at 100.00	AA-	43,955
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	3,870,682
	Capr Giradeau County, Missouri, Reorganized School District R-02, General Obligation Refunding Bonds, Series 2018:
1,000	4.000%, 3/01/32	3/28 at 100.00	AA+	1,090,070
840	5.000%, 3/01/38	3/28 at 100.00	AA+	984,841
3,665	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/36 (WI/DD, Settling 6/14/18)	3/26 at 100.00	AA	3,848,507
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	2,119,520
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,224,786
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,178,020
1,225	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2016, 5.000%, 3/01/36	3/26 at 100.00	Aa1	1,407,672
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,605,495
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,067,580
1,000	Greene County Reorganized School District R2, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/30	3/27 at 100.00	AA+	1,085,980
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,240,240
1,045	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,100,395
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,132,330
160	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA-	163,362
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA-	536,620
1,870	Jefferson City School District, Missouri, General Obligation Bonds, Series 2018, 5.000%, 3/01/38	3/27 at 100.00	AA+	2,171,220
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,383,700
	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A:
1,010	4.000%, 2/01/36	2/28 at 100.00	AA	1,076,640
1,000	4.000%, 2/01/37	2/28 at 100.00	AA	1,062,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Marshfield, Missouri, General Obligation Bonds, Street Improvement Series 2018:
$ 570	4.000%, 3/01/31	3/26 at 100.00	A+	$606,258
325	5.000%, 3/01/34	3/26 at 100.00	A+	368,872
685	5.000%, 3/01/35	3/26 at 100.00	A+	775,447
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	532,695
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,115,330
2,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, Series 2018, 5.000%, 3/01/37 (WI/DD, Settling 6/14/18)	3/26 at 100.00	AA-	2,275,020
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,566,465
1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,341,780
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,121,560
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,121,560
1,710	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	1,113,056
52,665	Total Tax Obligation/General			56,521,429
	Tax Obligation/Limited – 18.1%
4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,472,694
2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,017,640
1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,029,470
	Clay County School District R-11 Smithville, Missouri, Certificates of Participation, Series 2018:
340	4.000%, 4/01/38	4/28 at 100.00	A+	352,869
2,515	5.000%, 4/01/43	4/28 at 100.00	A+	2,848,590
900	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	N/R	937,071
2,000	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	2,041,280
365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	383,648
320	Florissant Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Florissant - Cross Keys Redevelopment Project, Refunding Series 2003, 5.625%, 5/01/24	8/18 at 100.00	N/R	320,288

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	$502,000
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	8/18 at 100.00	N/R	1,096,379
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	550,198
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,906,647
250	Gravois Bluffs Transportation Development District, Fenton, Missouri, Transportation Sales Revenue Bonds, Series 2007, 4.750%, 5/01/32	8/18 at 100.00	BBB	250,050
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,940,790
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,578,060
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	950,990
1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,901,910
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BB+	828,758
885	5.000%, 3/01/38	3/23 at 100.00	BB+	892,363
925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	998,639
1,335	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	1,377,106
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,250,676
2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,504,200
1,775	Kansas City, Missouri, Special Obligation Bonds, Downtown Arena Project, Refunding & Improvement Series 2016E, 4.000%, 4/01/36	4/25 at 100.00	AA-	1,839,308
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	1,945,423
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA-	1,117,096
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	386,053
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	2,898,650
235	3.625%, 10/01/32	10/27 at 100.00	AA-	242,797
2,185	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	No Opt. Call	N/R	2,107,010
979	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	10/18 at 100.00	N/R	171,385

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B:
$ 1,200	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	$1,253,736
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	102,690
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,180,971
785	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	783,940
1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,059,190
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,028,640
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,090,940
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,045,860
3,085	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	8/18 at 100.00	N/R	3,062,387
570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	587,887
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,580	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	1,484,503
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Baa2	2,246,080
540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	561,541
1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	8/18 at 100.00	A+	1,000,650
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,155,657
1,625	Saint Louis Community College District, Saint Louis County, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/36	4/27 at 100.00	AA	1,699,994
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	251,278
1,030	Saint Louis County Industrial Development Authority, Missouri, Transportation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32, 144A	3/22 at 100.00	N/R	985,741
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,958,100
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	758,850
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	728,890
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	697,770
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	667,520

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
$ 505	4.000%, 4/01/29	4/25 at 100.00	A	$529,260
345	4.000%, 4/01/30	4/25 at 100.00	A	360,280
565	4.000%, 4/01/32	4/25 at 100.00	A	586,871
585	4.000%, 4/01/33	4/25 at 100.00	A	605,475
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,735,408
4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,485,115
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
1,160	5.375%, 11/01/24	8/18 at 100.00	N/R	1,159,988
1,610	5.500%, 11/01/27	8/18 at 100.00	N/R	1,610,032
1,850	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	8/18 at 100.00	N/R	1,850,037
150	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	155,058
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,327,688
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,729,240
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	610,116
102,569	Total Tax Obligation/Limited			92,777,421
	Transportation – 2.6%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	745,186
2,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A-	2,089,680
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2017D:
1,200	5.000%, 7/01/34 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	1,369,944
900	5.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	1,023,660
1,000	5.000%, 7/01/36 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	1,134,040
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A-	3,800,125
3,210	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A-	3,219,277
12,475	Total Transportation			13,381,912
	U.S. Guaranteed – 11.5% (4)
2,025	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	A	2,038,102

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32 (Pre-refunded 3/01/22)	3/22 at 100.00	A+	$2,171,120
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	AA-	258,233
200	5.125%, 6/01/24 (Pre-refunded 6/01/19)	6/19 at 100.00	AA-	206,586
500	5.500%, 6/01/29 (Pre-refunded 6/01/19)	6/19 at 100.00	AA-	518,305
4,170	5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA-	4,332,838
1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,474,202
270	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	283,789
1,840	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 100.00	AA-	1,878,658
2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34 (Pre-refunded 1/01/19)	1/19 at 100.00	AA	2,040,780
915	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R	936,265
1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	1,699,084
2,330	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Children's Mercy Hospital, Series 2009, 5.625%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R	2,414,416
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2003B, 5.500%, 11/15/32 (Pre-refunded 11/15/18) – AGM Insured	11/18 at 100.00	AA	2,034,600
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R	1,669,788
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R	2,151,842
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25 (Pre-refunded 10/01/18)	10/18 at 103.00	BB+	1,565,865
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30 (Pre-refunded 10/01/18)	10/18 at 103.00	BB+	2,613,400
1,300	6.500%, 10/01/35 (Pre-refunded 10/01/18)	10/18 at 103.00	BB+	1,358,968
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	1,592,280
3,040	5.000%, 6/01/34 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	3,227,021
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	A2	2,597,424

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 5,820	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxHealth Systems Inc., Series 2008A, 5.500%, 11/15/39 (Pre-refunded 11/15/18)	11/18 at 100.00	N/R	$5,920,686
2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	A2	2,074,937
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,365,396
2,000	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,150,360
2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25 (Pre-refunded 4/01/21)	4/21 at 100.00	AA+	2,640,850
1,535	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	6/18 at 100.00	N/R	1,652,688
850	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	949,875
3,290	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 66.11	N/R	2,146,363
58,140	Total U.S. Guaranteed			58,964,721
	Utilities – 4.1%
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	464,789
700	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2016D, 4.000%, 6/01/41	6/26 at 100.00	A	714,413
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,677,685
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,952,982
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
1,125	5.000%, 12/01/35	6/25 at 100.00	A2	1,254,690
650	5.000%, 12/01/37	6/25 at 100.00	A2	722,345
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,210,543
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,603,613
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,628,375
	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	607,728
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,615,845
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	259,967

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA+	$ 2,151,960
19,020	Total Utilities			20,864,935
	Water and Sewer – 8.4%
	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017:
670	3.500%, 1/01/32	1/25 at 100.00	A-	656,486
720	4.000%, 1/01/42	1/25 at 100.00	A-	703,836
1,430	5.000%, 1/01/47	1/25 at 100.00	A-	1,506,848
725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	732,823
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,127,530
890	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Series 2017, 3.750%, 12/01/47	12/24 at 100.00	A+	880,584
1,660	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,760,596
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
1,000	4.000%, 1/01/35	1/28 at 100.00	AA	1,068,060
1,865	4.000%, 1/01/37	1/28 at 100.00	AA	1,984,006
1,000	4.000%, 1/01/38	1/28 at 100.00	AA	1,063,810
2,355	4.000%, 1/01/42	1/28 at 100.00	AA	2,485,396
5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,211,250
500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	508,925
1,980	Kansas City, Missouri, Water Revenue Bonds, Series 2017A, 3.250%, 12/01/34	12/26 at 100.00	AA+	1,993,187
1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A	1,230,840
875	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	1,003,336
2,135	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2017A, 5.000%, 5/01/42	5/27 at 100.00	AAA	2,492,015
4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	5,111,160
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,228,200
390	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	8/18 at 100.00	Aaa	390,991
45	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	8/18 at 100.00	Aaa	45,105

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 85	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	$86,955
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	8/18 at 100.00	N/R	2,070,269
1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 3.250%, 12/01/34	12/22 at 100.00	AA	987,410
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C:
285	4.000%, 12/01/31	12/25 at 100.00	AA	296,608
1,465	5.000%, 12/01/32	12/25 at 100.00	AA	1,679,315
1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	1,534,020
40,510	Total Water and Sewer			42,839,561

$ 498,434	Total Long-Term Investments (cost $493,961,634)			511,718,201

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Education and Civic Organizations – 0.5%
$ 2,325	Missouri Health and Educational Facilities Authority, Revenue Bonds, St. Louis University, Variable Rate Demand Obligations, Series 2008B, 0.900%, 10/01/35 (5)	8/18 at 100.00	A-1	$2,325,000
100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 1996C, 0.900%, 9/01/30 (5)	8/18 at 100.00	A-1	100,000
$ 2,425	Total Short-Term Investments (cost $2,425,000)			2,425,000
	Total Investments (cost $496,386,634) – 100.5%			514,143,201
	Other Assets Less Liabilities – (0.5)%			(2,331,931)
	Net Assets – 100%			$ 511,811,270
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 99.1%
	Consumer Staples – 3.1%
$ 18,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	7/18 at 100.00	B-	$ 18,314,634
	Education and Civic Organizations – 8.7%
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,506,833
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,039,281
2,000	Kent State University, Ohio, General Receipts Bonds, Series 2016, 5.000%, 5/01/21	No Opt. Call	Aa3	2,167,480
2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,790,060
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,013,179
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,330,912
1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,082,003
490	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA-	516,484
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
2,100	5.000%, 11/01/42	5/27 at 100.00	AA	2,413,740
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,753,140
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,249,030
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,090,950
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 13.758%, 12/01/43, 144A (IF) (4)	12/22 at 100.00	A+	1,682,625
500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A3	520,765
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A	2,782,825
1,505	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A	1,701,673
	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,491,474
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,642,450
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,091,810

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
$ 1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	$1,286,701
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,351,100
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,020,420
1,740	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	AA-	2,027,309
2,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA-	2,273,220
2,000	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	2,136,460
46,030	Total Education and Civic Organizations			51,961,924
	Health Care – 9.9%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/42	2/28 at 100.00	AA-	2,802,800
850	Butler County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	4/21 at 100.00	A+	920,049
3,985	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017, 5.000%, 12/01/47	12/27 at 100.00	A-	4,426,817
1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,682,656
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	11,085,169
2,255	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 5.000%, 12/01/47	12/27 at 100.00	AA-	2,567,182
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,025,080
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A-	120,931
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,012,789
3,720	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A+	3,878,137
490	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	BBB+	499,457
1,855	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	8/18 at 100.00	BBB+	1,873,049
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	2,100,500
2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,609,778
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,604,878
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,793,265

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A2	$1,829,887
	State of Ohio, Hospital Refunding Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2017A:
2,235	5.000%, 1/01/30	1/28 at 100.00	AA	2,664,053
1,675	5.000%, 1/01/32	1/28 at 100.00	AA	1,981,039
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,530	5.000%, 12/01/37	12/22 at 100.00	Ba1	3,678,225
5,590	5.000%, 12/01/42	12/22 at 100.00	Ba1	5,803,762
54,600	Total Health Care			58,959,503
	Housing/Multifamily – 1.3%
760	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/18 at 100.00	N/R	757,355
1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,861,190
2,160	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/19 at 100.00	Aa1	2,202,357
2,960	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/19 at 100.00	Aa1	3,018,016
7,685	Total Housing/Multifamily			7,838,918
	Housing/Single Family – 0.1%
345	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	347,349
	Industrials – 0.9%
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,523,443
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,721,888
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	1,828,000
4,700	Total Industrials			5,073,331
	Long-Term Care – 0.8%
1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	1,583,245
3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB-	3,292,582
4,585	Total Long-Term Care			4,875,827
	Tax Obligation/General – 17.8%
3,150	Apollo Career Center Joint Vocational School District, Allen, Auglaize, Hardin, Hancock, Putnam & Van Wert Counties, Ohio, General Obligation Bonds, Various Purpose School Improvement Series 2017, 5.000%, 12/01/41	12/27 at 100.00	Aa2	3,630,469

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	$693,569
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	562,531
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	462,433
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	722,660
2,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-1, 5.000%, 7/01/26	No Opt. Call	AAA	2,387,720
5,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-3, 5.000%, 2/15/28	2/27 at 100.00	AAA	5,984,450
5,530	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2017-1, 5.000%, 4/01/29	10/27 at 100.00	AAA	6,632,682
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	5,901,800
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,153,600
450	5.000%, 12/01/24	No Opt. Call	Aaa	527,616
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	6,898,080
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	4,942,532
1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,134,490
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	347,555
850	0.000%, 12/01/30	No Opt. Call	Aa2	568,922
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	1,101,030
2,595	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Improvement Series 2017, 4.000%, 12/01/46	12/26 at 100.00	AA+	2,681,881
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	823,867
755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	791,202
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,891,079
170	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	178,118
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	908,010
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Appreciation Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA-	868,680

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	$1,187,360
1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A1	1,362,127
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	298,130
1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,757,543
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40	12/23 at 100.00	Aa2	1,824,573
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	859,630
	Ohio State, General Obligation Bonds, Common Schools Series 2017B:
4,500	5.000%, 9/15/27	No Opt. Call	AA+	5,447,205
5,000	5.000%, 9/01/30	No Opt. Call	AA+	6,239,150
2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,287,180
2,895	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2016S, 5.000%, 5/01/19	No Opt. Call	AAA	2,982,024
3,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2016A, 5.000%, 12/15/24	No Opt. Call	AA+	3,508,350
1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,060,330
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,155,010
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,152,631
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA-	668,432
1,305	5.000%, 12/01/42	12/22 at 100.00	AA-	1,423,076
1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,881,701
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	3,838,509
7,500	Upper Arlington City School District, Franklin County, Ohio, School Facilities and Improvement Bonds, Series 2018A, 5.000%, 12/01/48	12/27 at 100.00	AAA	8,744,475
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46	12/25 at 100.00	Aa3	5,567,368
94,410	Total Tax Obligation/General			106,039,780

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 14.2%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
$ 555	5.000%, 12/01/21	12/18 at 100.00	N/R	$562,010
950	5.000%, 12/01/25	12/18 at 100.00	N/R	959,757
1,165	5.000%, 12/01/30	12/18 at 100.00	N/R	1,174,972
1,890	5.000%, 12/01/35	12/18 at 100.00	N/R	1,904,062
2,245	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA+	2,488,852
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA+	1,456,687
1,000	5.000%, 10/01/32	4/28 at 100.00	AA+	1,159,820
	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,489,628
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,747,845
	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	509,540
685	5.000%, 12/01/32	12/19 at 100.00	BBB	699,104
555	5.000%, 12/01/36	12/19 at 100.00	BBB	563,519
	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA	2,929,212
3,250	5.000%, 12/01/27	12/20 at 100.00	AA	3,483,382
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	1,158,690
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,073,753
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,810,878
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,578,831
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,199,946
1,700	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,779,203
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,355,187
10,345	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	11,726,782
5,695	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018, 5.000%, 6/01/48 (WI/DD, Settling 6/05/18)	6/28 at 100.00	AAA	6,714,861
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	1,979,532

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
$ 1,050	5.000%, 12/01/32	12/25 at 100.00	AAA	$1,218,210
1,105	5.000%, 12/01/33	12/25 at 100.00	AAA	1,278,772
2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,627,347
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	388,940
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,367,618
1,750	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	AA	1,255,555
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,345,397
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,832,896
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	329,452
855	0.000%, 9/01/28	No Opt. Call	Aa2	623,304
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,218,701
1,100	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	1,126,840
	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2017A:
1,200	5.000%, 12/01/31	12/27 at 100.00	AA	1,417,608
1,755	5.000%, 12/01/32	12/27 at 100.00	AA	2,070,058
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	2,065,400
375	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	8/18 at 100.00	N/R	375,799
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,575,070
800	5.000%, 12/01/24	12/22 at 100.00	AA+	898,216
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,166,120
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,162,420
78,575	Total Tax Obligation/Limited			84,849,776
	Transportation – 7.5%
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	1/22 at 100.00	A-	7,525,210
1,000	5.000%, 1/01/30	1/22 at 100.00	A-	1,075,030
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,733,314

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
$ 3,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	$3,874,815
3,500	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,853,920
7,725	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A-	8,470,540
1,000	Ohio Turnpike Commission, Revenue Bonds, Refunding Series 2017A, 5.000%, 2/15/30	2/27 at 100.00	Aa2	1,178,880
11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	Aa2	12,448,260
2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	Aa3	2,711,243
40,625	Total Transportation			44,871,212
	U.S. Guaranteed – 19.4% (5)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
250	5.000%, 6/01/38 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	265,128
3,050	5.250%, 6/01/38 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	3,249,378
1,000	Beavercreek City School District, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1	1,032,710
500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC - Bowling Green State University Project, Series 2010, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	538,060
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22 (Pre-refunded 11/01/20)	11/20 at 100.00	A	812,325
1,380	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,496,389
2,760	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,989,356
300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2010, 5.250%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	Aa2	319,308
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,134,441
1,150	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,317,785
1,205	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,380,810
755	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	865,155
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 5.000%, 11/15/38 (Pre-refunded 7/27/18) – NPFG Insured	7/18 at 100.00	A-	2,004,840
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,658,325
775	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	856,801
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,105,550
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	3,133,710
3,000	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	3,144,090

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Series 2008A, 5.000%, 11/01/40 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2	$3,223,121
470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)	6/21 at 100.00	A+	527,871
1,000	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.375%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2	1,018,560
	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2	1,806,368
1,100	5.125%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2	1,136,784
26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	AA	29,349,975
630	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R	635,015
1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 (Pre-refunded 12/01/18) – AMBAC Insured	12/18 at 100.00	Baa2	1,024,520
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38 (Pre-refunded 11/15/18)	11/18 at 100.00	A+	405,940
305	5.125%, 11/15/40 (Pre-refunded 11/15/18)	11/18 at 100.00	A+	309,700
3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A+	3,667,291
2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31 (Pre-refunded 9/01/19)	9/19 at 100.00	Aa2	2,740,980
1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2	1,017,950
2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32 (Pre-refunded 12/01/19)	12/19 at 100.00	A+	2,107,952
260	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R	267,576
530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	A1	558,731
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+	9,665,265
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 14.375%, 11/15/43 (Pre-refunded 5/15/23), 144A (IF)	5/23 at 100.00	AA+	4,838,656
645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	A+	656,810
500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1	509,585
6,150	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	AA	6,285,915

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 5,625	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105, 14.517%, 1/01/39 (Pre-refunded 1/01/19), 144A (IF)	1/19 at 100.00	AA	$6,122,306
	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25 (Pre-refunded 12/01/19)	12/19 at 100.00	Aaa	1,470,880
1,475	5.000%, 12/01/26 (Pre-refunded 12/01/19)	12/19 at 100.00	Aaa	1,544,163
1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2	1,548,315
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A-	509,335
1,305	5.750%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A-	1,330,956
735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	795,395
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
690	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R	712,722
310	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	AA-	320,366
2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA	2,032,960
106,045	Total U.S. Guaranteed			115,446,124
	Utilities – 4.1%
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,644,450
6,500	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,301,775
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 – NPFG Insured	No Opt. Call	A-	1,130,060
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A-	2,556,187
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A-	3,324,375
2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A2	2,940,784
820	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	414,100
10,025	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory Put 12/03/18) (6)	No Opt. Call	N/R	5,062,625
35,885	Total Utilities			24,374,356
	Water and Sewer – 11.3%
1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	1,419,885

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	$1,914,695
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41	12/26 at 100.00	AAA	4,997,488
5,520	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	5,796,773
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,681,547
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
8,065	5.000%, 6/01/30	6/26 at 100.00	AA+	9,447,260
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	7,890,952
450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	468,090
1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,888,771
1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	1,051,550
5,570	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 11/15/33	5/28 at 100.00	AA+	6,643,395
2,975	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016, 5.000%, 6/01/29	12/26 at 100.00	AAA	3,535,847
1,895	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2016B, 5.000%, 12/01/34	12/26 at 100.00	AAA	2,220,637
3,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	3,398,832
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2016A, 5.000%, 6/01/26	No Opt. Call	AAA	5,952,250
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	5,947,800
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,274,281
58,770	Total Water and Sewer			67,530,053

$ 550,570	Total Long-Term Investments (cost $572,967,648)			590,482,787
	Other Assets Less Liabilities – 0.9%			5,289,653
	Net Assets – 100%			$ 595,772,440

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.6%
	MUNICIPAL BONDS – 99.6%
	Consumer Discretionary – 0.1%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BBB-	$ 115,251
	Consumer Staples – 2.8%
695	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/18 at 100.00	N/R	695,028
580	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	7/18 at 100.00	N/R	580,162
500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/18 at 100.00	B+	501,895
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	330,649
160	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	172,115
1,060	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,090,931
3,310	Total Consumer Staples			3,370,780
	Education and Civic Organizations – 4.6%
	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
300	5.000%, 10/01/28	10/19 at 100.00	AAA	312,588
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,040,480
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc. Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BB+	1,087,470
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,347,931
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/18 at 100.00	BBB	1,013,540
655	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/39	7/26 at 100.00	Baa2	705,422
5,255	Total Education and Civic Organizations			5,507,431
	Health Care – 10.9%
440	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	500,408
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	A+	1,117,270
810	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB-	860,949

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
$ 250	5.000%, 12/01/23	No Opt. Call	A+	$284,497
1,500	4.000%, 12/01/35	6/24 at 100.00	A+	1,555,005
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	BBB+	548,405
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 10.339%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	AA	268,258
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
585	5.000%, 2/15/26	2/22 at 100.00	A-	629,881
890	5.000%, 2/15/40	2/22 at 100.00	A-	946,675
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A-	4,389,720
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA-	1,043,080
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,074,430
12,225	Total Health Care			13,218,578
	Housing/Multifamily – 12.2%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,059,520
1,750	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	1,807,838
1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,399,417
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds, Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,101,080
855	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	8/18 at 100.00	AA	855,735
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,183,480
2,000	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017A, 4.150%, 5/01/55	11/26 at 100.00	AA	2,018,340
2,230	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017B, 3.900%, 11/01/42	11/26 at 100.00	AA	2,261,911
14,340	Total Housing/Multifamily			14,687,321
	Industrials – 1.1%
100	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B	107,126
465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B	494,988
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/22)	12/22 at 103.00	B	446,048

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 300	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	$ 318,996
1,285	Total Industrials			1,367,158
	Long-Term Care – 8.0%
1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,016,950
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc. Project, Refunding Series 2015A, 4.450%, 3/01/30	3/20 at 101.00	N/R	499,065
1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,888,512
185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John's Communities Inc., Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB-	192,200
1,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	1,779,608
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,098,200
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,170,140
9,085	Total Long-Term Care			9,644,675
	Materials – 1.4%
210	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	215,156
1,385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,486,825
1,595	Total Materials			1,701,981
	Tax Obligation/Limited – 33.6%
650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	8/18 at 100.00	N/R	650,318
	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,004,300
500	3.700%, 9/01/21	9/18 at 100.00	A1	501,825
	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	100,049
500	2.750%, 9/01/22	9/20 at 100.00	A1	504,880
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/23	1/22 at 100.00	A	1,067,610
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,043,810
350	5.250%, 1/01/36	1/22 at 100.00	A	367,521
440	5.125%, 1/01/42	1/22 at 100.00	A	456,768

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
$ 1,000	5.000%, 12/01/24	No Opt. Call	BBB+	$1,102,720
845	5.000%, 12/01/34	12/26 at 100.00	BBB+	905,333
555	5.000%, 12/01/35	12/26 at 100.00	BBB+	592,979
1,205	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,278,553
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BBB-	752,280
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,308,350
675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (Alternative Minimum Tax)	8/18 at 100.00	A2	675,763
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	918,592
500	5.000%, 11/15/31	11/26 at 100.00	A+	573,720
550	5.000%, 11/15/32	11/26 at 100.00	A+	629,767
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
630	5.000%, 11/15/28	11/26 at 100.00	A+	730,529
500	5.000%, 11/15/34	11/26 at 100.00	A+	568,130
1,000	5.000%, 11/15/35	11/26 at 100.00	A+	1,133,880
500	5.000%, 11/15/36	11/26 at 100.00	A+	565,355
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
425	5.500%, 2/01/21, 144A	2/19 at 102.00	BBB+	441,622
2,500	6.500%, 2/01/31, 144A	2/19 at 102.00	BBB+	2,613,975
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	8/18 at 100.00	C	500,020
1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA-	2,302,302
1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,352,200
2,500	Wisconsin Center District, Appropiation Revenue Bonds, Milwaukee Arena Project, Series 2016, 5.000%, 12/15/31	6/26 at 100.00	Aa3	2,858,275
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	1,756,160
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
3,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	4,429,009
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	999,888
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	A3	829,957
2,170	5.000%, 12/15/28	12/22 at 100.00	A3	2,346,812

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
$ 2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	$1,481,093
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,270,882
41,445	Total Tax Obligation/Limited			40,615,227
	Transportation – 4.3%
580	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	628,210
1,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,130,410
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	501,100
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,018,890
410	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	432,242
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	1,065,200
355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	386,840
4,845	Total Transportation			5,162,892
	U.S. Guaranteed – 10.9% (5)
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,076,060
	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R	1,180,210
2,550	5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R	2,623,593
	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
280	4.625%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R	284,035
220	4.625%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A2	223,223
1,000	4.750%, 12/01/32 (Pre-refunded 12/01/18)	12/18 at 100.00	A2	1,015,260
	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA-	918,612
1,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA-	1,329,263
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 14.318%, 4/01/34 (Pre-refunded 4/01/19), 144A (IF) (4)	4/19 at 100.00	AA	1,110,260
665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R	741,502

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R	$1,105,720
1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R	1,502,442
10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc., Refunding Series 2016, 5.000%, 2/15/30 (Pre-refunded 8/15/25)	8/25 at 100.00	N/R	11,673
12,345	Total U.S. Guaranteed			13,121,853
	Utilities – 4.9%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	502,475
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,501,459
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	434,300
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory Put 12/03/18) (6)	No Opt. Call	N/R	505,000
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	133,825
370	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	443,267
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	8/18 at 100.00	CCC	990,000
1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	1,419,438
7,315	Total Utilities			5,929,764
	Water and Sewer – 4.8%
850	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	896,826
610	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	653,621
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,088,350
3,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	3,181,800
5,460	Total Water and Sewer			5,820,597

$ 118,610	Total Long-Term Investments (cost $118,172,607)			120,263,508
	Other Assets Less Liabilities – 0.4%			542,680
	Net Assets – 100%			$ 120,806,188

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2018
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $241,762,152, $363,015,655, $225,555,836, $493,961,634, $572,967,648 and $118,172,607, respectively)	$246,266,766	$371,171,575	$230,997,612	$511,718,201	$590,482,787	$120,263,508
Short-term investments, at value (cost approximates value)	—	—	—	2,425,000	—	—
Cash	—	—	3,723,127	—	—	—
Receivable for:
Interest	3,390,671	5,447,274	2,643,529	5,591,607	9,931,427	1,810,421
Investments sold	195,000	10,445,000	—	1,175,063	4,511,204	100,000
Shares sold	414,524	217,208	643,878	565,705	792,390	228,845
Other assets	5,445	91,146	52,698	54,153	114,630	6,012
Total assets	250,272,406	387,372,203	238,060,844	521,529,729	605,832,438	122,408,786
Liabilities
Cash overdraft	3,586,754	676,467	—	1,408,443	1,865,331	1,054,943
Floating rate obligations	7,620,000	29,845,000	4,700,000	—	—	—
Payable for:
Dividends	104,204	118,079	108,404	483,021	371,988	66,921
Investments purchased	—	—	2,923,419	6,534,712	6,597,145	—
Shares redeemed	499,589	771,627	324,384	796,198	566,287	318,571
Accrued expenses:
Management fees	101,533	149,881	97,160	217,828	249,165	52,732
Trustees fees	2,460	89,952	47,949	52,883	115,568	1,254
12b-1 distribution and service fees	55,012	72,483	36,386	67,992	92,821	19,639
Other	104,323	130,510	108,493	157,382	201,693	88,538
Total liabilities	12,073,875	31,853,999	8,346,195	9,718,459	10,059,998	1,602,598
Net assets	$238,198,531	$355,518,204	$229,714,649	$511,811,270	$595,772,440	$120,806,188
Class A Shares
Net assets	$149,897,758	$272,190,597	$112,968,775	$230,517,749	$306,231,546	$ 53,569,149
Shares outstanding	14,190,692	25,575,578	9,956,146	20,606,924	27,135,057	5,110,146
Net asset value ("NAV") per share	$ 10.56	$ 10.64	$ 11.35	$ 11.19	$ 11.29	$ 10.48
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.02	$ 11.11	$ 11.85	$ 11.68	$ 11.78	$ 10.94
Class C Shares
Net assets	$ 12,587,139	$ 7,582,735	$ 11,757,759	$ 18,629,041	$ 21,719,508	$ 5,565,846
Shares outstanding	1,194,084	712,928	1,039,303	1,672,265	1,935,550	530,988
NAV and offering price per share	$ 10.54	$ 10.64	$ 11.31	$ 11.14	$ 11.22	$ 10.48
Class C2 Shares
Net assets	$ 29,104,679	$ 30,894,053	$ 11,806,886	$ 19,075,789	$ 34,583,049	$ 8,836,123
Shares outstanding	2,758,707	2,903,766	1,042,569	1,711,184	3,073,986	842,211
NAV and offering price per share	$ 10.55	$ 10.64	$ 11.32	$ 11.15	$ 11.25	$ 10.49
Class I Shares
Net assets	$ 46,608,955	$ 44,850,819	$ 93,181,229	$243,588,691	$233,238,337	$ 52,835,070
Shares outstanding	4,395,041	4,217,253	8,221,872	21,796,252	20,742,927	5,029,725
NAV and offering price per share	$ 10.60	$ 10.64	$ 11.33	$ 11.18	$ 11.24	$ 10.50
Net assets consist of:
Capital paid-in	$238,084,649	$351,837,502	$224,692,891	$496,139,421	$581,790,079	$123,414,756
Undistributed (Over-distribution of) net investment income	133,375	(747,950)	(186,598)	1,812,791	(934,593)	125,916
Accumulated net realized gain (loss)	(4,524,107)	(3,727,268)	(233,420)	(3,897,509)	(2,598,185)	(4,825,385)
Net unrealized appreciation (depreciation)	4,504,614	8,155,920	5,441,776	17,756,567	17,515,139	2,090,901
Net assets	$238,198,531	$355,518,204	$229,714,649	$511,811,270	$595,772,440	$120,806,188
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2018
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$10,167,600	$ 15,154,182	$ 8,016,662	$20,741,532	$ 22,180,314	$ 5,139,153
Expenses
Management fees	1,212,567	1,838,226	1,130,229	2,516,723	2,944,537	632,247
12b-1 service fees - Class A Shares	301,135	563,792	233,417	450,095	612,715	113,647
12b-1 distibution and service fees - Class C Shares	133,363	83,357	114,779	187,010	226,807	59,013
12b-1 distibution and service fees - Class C2 Shares	244,932	256,376	93,848	154,647	288,594	71,144
Shareholder servicing agent fees	93,123	123,920	106,452	150,379	268,666	62,590
Interest expense	143,270	306,528	82,092	3,738	5,807	1,533
Custodian fees	51,215	59,748	48,987	85,001	87,207	39,787
Trustees fees	7,123	10,953	6,640	14,727	17,678	3,671
Professional fees	43,509	51,019	41,566	54,842	62,472	35,886
Shareholder reporting expenses	32,952	39,993	34,084	43,817	66,637	23,879
Federal and state registration fees	8,908	7,799	13,423	12,594	9,127	20,451
Other	11,128	19,949	10,900	19,891	18,842	21,296
Total expenses	2,283,225	3,361,660	1,916,417	3,693,464	4,609,089	1,085,144
Net investment income (loss)	7,884,375	11,792,522	6,100,245	17,048,068	17,571,225	4,054,009
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	732,561	521,091	21,760	658,628	741,283	(261,644)
Change in net unrealized appreciation (depreciation) of investments	(4,833,007)	(10,368,249)	(4,152,261)	(9,546,187)	(12,974,345)	(1,282,290)
Net realized and unrealized gain (loss)	(4,100,446)	(9,847,158)	(4,130,501)	(8,887,559)	(12,233,062)	(1,543,934)
Net increase (decrease) in net assets from operations	$ 3,783,929	$ 1,945,364	$ 1,969,744	$ 8,160,509	$ 5,338,163	$ 2,510,075
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Kansas		Kentucky
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 7,884,375	$ 7,933,397	$ 11,792,522	$ 12,723,412
Net realized gain (loss) from investments	732,561	(644,318)	521,091	192,413
Change in net unrealized appreciation (depreciation) of investments	(4,833,007)	(7,703,336)	(10,368,249)	(9,990,994)
Net increase (decrease) in net assets from operations	3,783,929	(414,257)	1,945,364	2,924,831
Distributions to Shareholders
From net investment income:
Class A Shares	(5,164,482)	(5,412,370)	(9,440,008)	(10,653,005)
Class C Shares	(353,446)	(375,467)	(214,186)	(225,405)
Class C2 Shares	(938,922)	(1,180,785)	(956,231)	(1,308,066)
Class I Shares	(1,608,562)	(1,462,135)	(1,611,177)	(1,462,016)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(8,065,412)	(8,430,757)	(12,221,602)	(13,648,492)
Fund Share Transactions
Proceeds from sale of shares	46,503,723	47,275,482	34,031,795	49,739,410
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,746,504	6,971,779	10,604,661	11,820,116
	53,250,227	54,247,261	44,636,456	61,559,526
Cost of shares redeemed	(47,779,786)	(43,438,500)	(54,831,947)	(59,966,557)
Net increase (decrease) in net assets from Fund share transactions	5,470,441	10,808,761	(10,195,491)	1,592,969
Net increase (decrease) in net assets	1,188,958	1,963,747	(20,471,729)	(9,130,692)
Net assets at the beginning of period	237,009,573	235,045,826	375,989,933	385,120,625
Net assets at the end of period	$238,198,531	$237,009,573	$355,518,204	$375,989,933
Undistributed (Over-distribution of) net investment income at the end of period	$ 133,375	$ 321,891	$ (747,950)	$ (314,213)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Michigan		Missouri
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 6,100,245	$ 6,218,821	$ 17,048,068	$ 17,146,014
Net realized gain (loss) from investments	21,760	161,505	658,628	204,761
Change in net unrealized appreciation (depreciation) of investments	(4,152,261)	(4,859,902)	(9,546,187)	(10,900,312)
Net increase (decrease) in net assets from operations	1,969,744	1,520,424	8,160,509	6,450,463
Distributions to Shareholders
From net investment income:
Class A Shares	(3,223,078)	(3,642,153)	(7,442,486)	(7,200,674)
Class C Shares	(226,938)	(232,712)	(470,914)	(463,915)
Class C2 Shares	(274,346)	(489,826)	(574,130)	(744,760)
Class I Shares	(2,477,144)	(1,989,481)	(8,231,460)	(8,163,336)
From accumulated net realized gains:
Class A Shares	—	(309,912)	—	—
Class C Shares	—	(26,579)	—	—
Class C2 Shares	—	(50,919)	—	—
Class I Shares	—	(164,978)	—	—
Decrease in net assets from distributions to shareholders	(6,201,506)	(6,906,560)	(16,718,990)	(16,572,685)
Fund Share Transactions
Proceeds from sale of shares	53,022,406	74,219,065	101,551,590	104,893,603
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,832,988	4,979,117	11,049,772	10,571,446
	57,855,394	79,198,182	112,601,362	115,465,049
Cost of shares redeemed	(42,177,521)	(51,518,346)	(83,100,946)	(108,131,153)
Net increase (decrease) in net assets from Fund share transactions	15,677,873	27,679,836	29,500,416	7,333,896
Net increase (decrease) in net assets	11,446,111	22,293,700	20,941,935	(2,788,326)
Net assets at the beginning of period	218,268,538	195,974,838	490,869,335	493,657,661
Net assets at the end of period	$229,714,649	$218,268,538	$511,811,270	$ 490,869,335
Undistributed (Over-distribution of) net investment income at the end of period	$ (186,598)	$ (70,464)	$ 1,812,791	$ 1,620,708

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Ohio		Wisconsin
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 17,571,225	$ 18,571,990	$ 4,054,009	$ 4,006,346
Net realized gain (loss) from investments	741,283	(325,060)	(261,644)	(365,768)
Change in net unrealized appreciation (depreciation) of investments	(12,974,345)	(17,417,300)	(1,282,290)	(4,781,394)
Net increase (decrease) in net assets from operations	5,338,163	829,630	2,510,075	(1,140,816)
Distributions to Shareholders
From net investment income:
Class A Shares	(9,771,401)	(9,339,191)	(1,815,265)	(1,928,216)
Class C Shares	(547,195)	(490,042)	(141,474)	(158,037)
Class C2 Shares	(1,008,978)	(1,345,804)	(248,940)	(306,694)
Class I Shares	(7,783,445)	(6,995,264)	(1,769,256)	(1,645,411)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(19,111,019)	(18,170,301)	(3,974,935)	(4,038,358)
Fund Share Transactions
Proceeds from sale of shares	107,629,501	139,835,115	25,578,733	41,924,915
Proceeds from shares issued to shareholders due to reinvestment of distributions	13,960,436	12,974,069	3,136,480	3,014,178
	121,589,937	152,809,184	28,715,213	44,939,093
Cost of shares redeemed	(100,450,216)	(129,889,062)	(29,198,919)	(34,844,249)
Net increase (decrease) in net assets from Fund share transactions	21,139,721	22,920,122	(483,706)	10,094,844
Net increase (decrease) in net assets	7,366,865	5,579,451	(1,948,566)	4,915,670
Net assets at the beginning of period	588,405,575	582,826,124	122,754,754	117,839,084
Net assets at the end of period	$ 595,772,440	$ 588,405,575	$120,806,188	$122,754,754
Undistributed (Over-distribution of) net investment income at the end of period	$ (934,593)	$ 635,376	$ 125,916	$ 51,081
See accompanying notes to financial statements.

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Financial Highlights
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A( 01/92)
2018	$10.75	$0.36	$(0.18)	$ 0.18	$(0.37)	$ —	$(0.37)	$10.56
2017	11.13	0.37	(0.36)	0.01	(0.39)	—	(0.39)	10.75
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
2015	10.86	0.41	0.09	0.50	(0.41)	—	(0.41)	10.95
2014	11.08	0.42	(0.25)	0.17	(0.39)	—	(0.39)	10.86
Class C( 02/14)
2018	10.73	0.27	(0.18)	0.09	(0.28)	—	(0.28)	10.54
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
2014(e)	10.49	0.05	0.41	0.46	(0.10)	—	(0.10)	10.85
Class C2( 02/97)(f)
2018	10.74	0.30	(0.18)	0.12	(0.31)	—	(0.31)	10.55
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
2014	11.06	0.36	(0.24)	0.12	(0.33)	—	(0.33)	10.85
Class I( 02/97)
2018	10.79	0.38	(0.18)	0.20	(0.39)	—	(0.39)	10.60
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00
2014	11.13	0.44	(0.25)	0.19	(0.41)	—	(0.41)	10.91

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.66%	$149,898	0.87%	0.81%	3.36%	16%
0.16	149,839	0.86	0.81	3.42	17
5.40	147,980	0.84	0.81	3.58	11
4.63	132,391	0.84	0.81	3.77	8
1.72	132,188	0.86	0.83	4.00	15

0.87	12,587	1.67	1.61	2.55	16
(0.66)	13,336	1.66	1.61	2.62	17
4.62	11,291	1.64	1.61	2.78	11
3.75	5,758	1.64	1.61	2.91	8
4.37	1,177	1.66*	1.63*	3.08*	15

1.09	29,105	1.42	1.36	2.81	16
(0.39)	34,786	1.41	1.36	2.87	17
4.84	40,611	1.39	1.36	3.03	11
4.07	42,760	1.39	1.36	3.23	8
1.24	48,520	1.41	1.38	3.45	15

1.89	46,609	0.67	0.61	3.56	16
0.28	39,048	0.66	0.61	3.62	17
5.61	35,164	0.64	0.61	3.79	11
4.84	25,330	0.64	0.61	3.96	8
1.95	16,106	0.66	0.63	4.19	15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A( 05/87)
2018	$10.94	$0.35	$(0.29)	$ 0.06	$(0.36)	$ —	$(0.36)	$10.64
2017	11.24	0.37	(0.27)	0.10	(0.40)	—	(0.40)	10.94
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
2015	11.11	0.41	(0.03)	0.38	(0.40)	—	(0.40)	11.09
2014	11.30	0.42	(0.21)	0.21	(0.40)	—	(0.40)	11.11
Class C( 02/14)
2018	10.94	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	10.64
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
2014(e)	10.83	0.04	0.34	0.38	(0.10)	—	(0.10)	11.11
Class C2( 10/93)(f)
2018	10.94	0.29	(0.29)	—	(0.30)	—	(0.30)	10.64
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
2014	11.30	0.36	(0.21)	0.15	(0.34)	—	(0.34)	11.11
Class I( 02/97)
2018	10.94	0.37	(0.28)	0.09	(0.39)	—	(0.39)	10.64
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09
2014	11.30	0.44	(0.20)	0.24	(0.43)	—	(0.43)	11.11

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.57%	$272,191	0.86%	0.78%	3.24%	27%
0.94	287,149	0.80	0.78	3.40	12
5.05	300,288	0.80	0.79	3.62	10
3.46	297,982	0.80	0.79	3.68	7
2.14	309,200	0.80	0.79	3.87	12

(0.21)	7,583	1.66	1.58	2.43	27
0.21	8,567	1.60	1.58	2.59	12
4.22	6,660	1.59	1.58	2.78	10
2.57	3,916	1.59	1.58	2.82	7
3.49	814	1.60*	1.59*	2.83*	12

0.02	30,894	1.41	1.33	2.69	27
0.48	37,666	1.35	1.33	2.85	12
4.50	44,816	1.35	1.34	3.07	10
2.82	47,090	1.35	1.34	3.14	7
1.66	53,886	1.35	1.34	3.32	12

0.80	44,851	0.66	0.58	3.43	27
1.25	42,609	0.60	0.58	3.60	12
5.19	33,356	0.60	0.59	3.81	10
3.69	24,566	0.60	0.59	3.88	7
2.36	15,477	0.60	0.59	4.07	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2018	$11.56	$0.31	$(0.20)	$0.11	$(0.32)	$ —	$(0.32)	$11.35
2017	11.85	0.36	(0.26)	0.10	(0.36)	(0.03)	(0.39)	11.56
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
2015	11.59	0.42	0.07	0.49	(0.44)	(0.07)	(0.51)	11.57
2014	11.77	0.46	(0.17)	0.29	(0.45)	(0.02)	(0.47)	11.59
Class C (02/14)
2018	11.53	0.22	(0.21)	0.01	(0.23)	—	(0.23)	11.31
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
2014(e)	11.22	0.03	0.43	0.46	(0.11)	—	(0.11)	11.57
Class C2 (06/93)(f)
2018	11.54	0.25	(0.22)	0.03	(0.25)	—	(0.25)	11.32
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
2014	11.76	0.40	(0.18)	0.22	(0.39)	(0.02)	(0.41)	11.57
Class I (02/97)
2018	11.55	0.33	(0.21)	0.12	(0.34)	—	(0.34)	11.33
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56
2014	11.77	0.48	(0.18)	0.30	(0.47)	(0.02)	(0.49)	11.58

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.94%	$112,969	0.86%	0.82%	2.72%	10%
0.91	120,270	0.86	0.83	3.05	16
6.26	114,390	0.84	0.83	3.39	5
4.28	106,431	0.84	0.84	3.59	19
2.70	109,053	0.84	0.84	4.11	10

0.06	11,758	1.66	1.62	1.92	10
0.11	10,565	1.66	1.63	2.25	16
5.38	8,697	1.64	1.63	2.55	5
3.49	3,489	1.63	1.63	2.68	19
4.11	388	1.64*	1.64*	2.96*	10

0.27	11,807	1.41	1.37	2.17	10
0.35	13,234	1.41	1.38	2.51	16
5.73	20,615	1.39	1.38	2.85	5
3.75	22,182	1.39	1.39	3.04	19
2.05	24,872	1.40	1.40	3.57	10

1.06	93,181	0.66	0.62	2.92	10
1.12	74,199	0.66	0.63	3.25	16
6.49	52,273	0.64	0.63	3.58	5
4.49	34,913	0.64	0.64	3.78	19
2.84	26,969	0.65	0.65	4.31	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2018	$11.38	$0.38	$(0.20)	$0.18	$(0.37)	$ —	$(0.37)	$11.19
2017	11.60	0.40	(0.24)	0.16	(0.38)	—	(0.38)	11.38
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
2015	11.34	0.43	(0.04)	0.39	(0.43)	—	(0.43)	11.30
2014	11.51	0.45	(0.18)	0.27	(0.44)	—	(0.44)	11.34
Class C (02/14)
2018	11.33	0.29	(0.20)	0.09	(0.28)	—	(0.28)	11.14
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
2014(e)	10.98	0.05	0.39	0.44	(0.11)	—	(0.11)	11.31
Class C2 (02/94)(f)
2018	11.34	0.32	(0.20)	0.12	(0.31)	—	(0.31)	11.15
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
2014	11.48	0.39	(0.18)	0.21	(0.38)	—	(0.38)	11.31
Class I (02/97)
2018	11.37	0.40	(0.19)	0.21	(0.40)	—	(0.40)	11.18
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30
2014	11.50	0.47	(0.18)	0.29	(0.46)	—	(0.46)	11.33

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.64%	$230,518	0.78%	0.78%	3.38%	18%
1.45	220,958	0.78	0.78	3.47	17
6.43	220,195	0.79	0.79	3.62	9
3.48	210,841	0.79	0.79	3.75	8
2.53	226,753	0.80	0.80	4.09	16

0.83	18,629	1.58	1.58	2.58	18
0.56	18,663	1.58	1.58	2.67	17
5.62	15,483	1.58	1.58	2.78	9
2.59	6,025	1.59	1.59	2.90	8
3.98	847	1.59*	1.59*	3.07*	16

1.10	19,076	1.33	1.33	2.84	18
0.83	22,211	1.33	1.33	2.93	17
5.89	27,930	1.34	1.34	3.08	9
2.94	29,534	1.34	1.34	3.20	8
1.97	32,308	1.35	1.35	3.54	16

1.86	243,589	0.58	0.58	3.58	18
1.66	229,036	0.58	0.58	3.67	17
6.56	230,050	0.59	0.59	3.82	9
3.79	193,623	0.59	0.59	3.95	8
2.75	157,568	0.60	0.60	4.28	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2018	$11.55	$0.34	$(0.24)	$ 0.10	$(0.36)	$ —	$(0.36)	$11.29
2017	11.86	0.37	(0.32)	0.05	(0.36)	—	(0.36)	11.55
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
2015	11.51	0.42	0.02	0.44	(0.44)	—	(0.44)	11.51
2014	11.72	0.47	(0.22)	0.25	(0.46)	—	(0.46)	11.51
Class C (02/14)
2018	11.48	0.24	(0.23)	0.01	(0.27)	—	(0.27)	11.22
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
2014(f)	11.15	0.05	0.37	0.42	(0.11)	—	(0.11)	11.46
Class C2 (08/93)(g)
2018	11.51	0.27	(0.23)	0.04	(0.30)	—	(0.30)	11.25
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
2014	11.67	0.40	(0.21)	0.19	(0.39)	—	(0.39)	11.47
Class I (02/97)
2018	11.51	0.36	(0.24)	0.12	(0.39)	—	(0.39)	11.24
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48
2014	11.68	0.49	(0.21)	0.28	(0.48)	—	(0.48)	11.48

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

0.92%	$306,232	0.78%	0.78%	2.94%	16%
0.43	304,829	0.78	0.78	3.15	11
6.68	302,097	0.79	0.79	3.41	9
3.84	287,392	0.80	0.80	3.59	16
2.31	290,868	0.81	0.81	4.18	16

0.13	21,720	1.58	1.58	2.14	16
(0.46)	23,572	1.58	1.58	2.35	11
5.80	16,122	1.58	1.58	2.55	9
3.06	6,392	1.59	1.59	2.72	16
3.79	1,648	1.59*	1.59*	3.11*	16

0.34	34,583	1.33	1.33	2.39	16
(0.14)	41,936	1.33	1.33	2.60	11
6.10	57,127	1.34	1.34	2.87	9
3.27	59,495	1.35	1.35	3.04	16
1.80	65,008	1.36	1.36	3.63	16

1.04	233,238	0.58	0.58	3.14	16
0.55	218,069	0.58	0.58	3.35	11
6.92	207,480	0.59	0.59	3.60	9
4.07	176,893	0.60	0.60	3.78	16
2.58	153,057	0.60	0.60	4.38	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2018	$10.60	$0.34	$(0.12)	$ 0.22	$(0.34)	$ —	$(0.34)	$10.48
2017	11.01	0.35	(0.41)	(0.06)	(0.35)	—	(0.35)	10.60
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
2015	10.68	0.40	0.10	0.50	(0.40)	—	(0.40)	10.78
2014	11.02	0.41	(0.35)	0.06	(0.40)	—	(0.40)	10.68
Class C (02/14)
2018	10.60	0.26	(0.13)	0.13	(0.25)	—	(0.25)	10.48
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
2014(e)	10.27	0.04	0.48	0.52	(0.10)	—	(0.10)	10.69
Class C2 (02/97)(f)
2018	10.61	0.29	(0.13)	0.16	(0.28)	—	(0.28)	10.49
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
2014	11.03	0.36	(0.36)	—	(0.34)	—	(0.34)	10.69
Class I (02/97)
2018	10.63	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.50
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81
2014	11.05	0.44	(0.36)	0.08	(0.42)	—	(0.42)	10.71

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.08%	$53,569	0.88%	0.88%	3.27%	17%
(0.54)	56,228	0.86	0.86	3.23	21
5.80	57,828	0.86	0.86	3.46	10
4.72	53,553	0.86	0.86	3.68	5
0.76	49,057	0.89	0.89	4.02	14

1.27	5,566	1.68	1.68	2.47	17
(1.32)	6,303	1.66	1.66	2.43	21
4.89	5,565	1.66	1.66	2.62	10
3.91	2,575	1.66	1.66	2.84	5
5.07	656	1.68*	1.68*	2.70*	14

1.50	8,836	1.43	1.43	2.72	17
(1.09)	9,907	1.41	1.41	2.68	21
5.21	12,704	1.42	1.42	2.92	10
4.18	13,574	1.41	1.41	3.14	5
0.21	15,196	1.44	1.44	3.48	14

2.21	52,835	0.68	0.68	3.46	17
(0.32)	50,317	0.67	0.67	3.43	21
6.01	41,742	0.66	0.66	3.64	10
4.94	28,112	0.66	0.66	3.87	5
0.99	21,365	0.68	0.68	4.21	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2018 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to provide as high a level of current interest income exempt from regular federal, state, and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds' most recent prospectus provides further description of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Michigan	Missouri	Ohio
Outstanding when-issued/delayed delivery purchase commitments	$2,923,419	$6,058,656	$6,597,145
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$246,266,766	$ —	$246,266,766

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$371,171,575	$ —	$371,171,575

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$230,997,612	$ —	$230,997,612

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$511,718,201	$ —	$511,718,201
Short-Term Investments*:
Municipal Bonds	—	2,425,000	—	2,425,000
Total	$ —	$514,143,201	$ —	$514,143,201

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$590,482,787	$ —	$590,482,787

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$120,263,508	$ —	$120,263,508

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater

Notes to Financial Statements (continued)
will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$ 7,620,000	$29,845,000	$4,700,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	22,190,000	3,150,000	—	30,000,000	3,750,000
Total	$12,870,000	$52,035,000	$7,850,000	$ —	$30,000,000	$3,750,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$8,251,233	$17,290,795	$4,700,000	$ —	$ —	$ —
Average annual interest rate and fees	1.71%	1.73%	1.71%	—%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$6,485,000	$29,845,000	$4,700,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	22,190,000	3,150,000	—	3,750,000	3,750,000
Total	$6,485,000	$52,035,000	$7,850,000	$ —	$3,750,000	$3,750,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:

Notes to Financial Statements (continued)
	Year Ended 5/31/18		Year Ended 5/31/17
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,430,931	$ 25,906,770	2,255,259	$ 24,519,576
Class C	273,101	2,905,444	495,132	5,424,440
Class C2	5,174	54,905	21,925	234,344
Class I	1,649,355	17,636,604	1,568,387	17,097,122
Shares issued to shareholders due to reinvestment of distributions:
Class A	407,653	4,330,928	423,074	4,581,299
Class C	29,887	316,963	31,089	335,683
Class C2	80,006	849,280	92,637	1,002,570
Class I	117,175	1,249,333	96,854	1,052,227
	4,993,282	53,250,227	4,984,357	54,247,261
Shares redeemed:
Class A	(2,586,360)	(27,509,896)	(2,032,842)	(21,824,087)
Class C	(351,838)	(3,727,927)	(299,643)	(3,191,985)
Class C2	(566,636)	(5,998,658)	(527,339)	(5,665,801)
Class I	(989,040)	(10,543,305)	(1,193,308)	(12,756,627)
	(4,493,874)	(47,779,786)	(4,053,132)	(43,438,500)
Net increase (decrease)	499,408	$ 5,470,441	931,225	$ 10,808,761

	Year Ended 5/31/18		Year Ended 5/31/17
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,512,152	$ 16,337,135	2,069,886	$ 22,887,779
Class C	222,018	2,396,604	276,898	3,069,987
Class C2	4,009	43,142	9,341	102,610
Class I	1,413,787	15,254,914	2,154,743	23,679,034
Shares issued to shareholders due to reinvestment of distributions:
Class A	778,185	8,378,366	858,500	9,437,798
Class C	17,594	189,423	18,304	200,750
Class C2	80,546	867,252	100,294	1,102,429
Class I	108,691	1,169,620	98,302	1,079,139
	4,136,982	44,636,456	5,586,268	61,559,526
Shares redeemed:
Class A	(2,958,296)	(31,858,938)	(3,407,961)	(37,318,096)
Class C	(309,950)	(3,339,458)	(104,954)	(1,137,318)
Class C2	(624,416)	(6,736,303)	(655,481)	(7,145,843)
Class I	(1,201,210)	(12,897,248)	(1,326,226)	(14,365,300)
	(5,093,872)	(54,831,947)	(5,494,622)	(59,966,557)
Net increase (decrease)	(956,890)	$(10,195,491)	91,646	$ 1,592,969

	Year Ended 5/31/18		Year Ended 5/31/17
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,144,240	$ 13,118,610	2,447,885	$ 28,454,990
Class C	288,585	3,304,662	351,064	4,075,746
Class C2	2,477	28,291	9,817	113,229
Class I	3,199,026	36,570,843	3,614,865	41,575,100
Shares issued to shareholders due to reinvestment of distributions:
Class A	193,306	2,210,980	231,315	2,674,951
Class C	16,793	191,478	18,452	212,432
Class C2	17,835	203,578	25,459	294,051
Class I	195,089	2,226,952	155,807	1,797,683
	5,057,351	57,855,394	6,854,664	79,198,182
Shares redeemed:
Class A	(1,784,652)	(20,441,377)	(1,926,387)	(22,065,535)
Class C	(182,452)	(2,079,993)	(188,853)	(2,159,254)
Class C2	(124,933)	(1,427,905)	(631,121)	(7,240,661)
Class I	(1,597,021)	(18,228,246)	(1,760,086)	(20,052,896)
	(3,689,058)	(42,177,521)	(4,506,447)	(51,518,346)
Net increase (decrease)	1,368,293	$ 15,677,873	2,348,217	$ 27,679,836

	Year Ended 5/31/18		Year Ended 5/31/17
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,930,286	$ 44,313,896	3,983,915	$ 45,492,784
Class C	340,112	3,812,473	608,980	6,978,518
Class C2	20,717	234,734	8,544	97,215
Class I	4,731,850	53,190,487	4,606,528	52,325,086
Shares issued to shareholders due to reinvestment of distributions:
Class A	595,823	6,706,711	558,184	6,356,259
Class C	37,498	420,491	36,319	411,576
Class C2	46,253	519,181	52,448	595,824
Class I	302,653	3,403,389	281,787	3,207,787
	10,005,192	112,601,362	10,136,705	115,465,049
Shares redeemed:
Class A	(3,336,915)	(37,560,182)	(4,104,264)	(46,913,323)
Class C	(352,099)	(3,950,375)	(338,183)	(3,804,232)
Class C2	(313,987)	(3,531,423)	(517,265)	(5,851,830)
Class I	(3,382,274)	(38,058,966)	(4,587,042)	(51,561,768)
	(7,385,275)	(83,100,946)	(9,546,754)	(108,131,153)
Net increase (decrease)	2,619,917	$ 29,500,416	589,951	$ 7,333,896

Notes to Financial Statements (continued)
	Year Ended 5/31/18		Year Ended 5/31/17
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,415,491	$ 50,400,697	6,242,777	$ 72,514,963
Class C	397,508	4,519,610	945,705	11,051,492
Class C2	46,117	525,332	24,513	283,270
Class I	4,583,373	52,183,862	4,872,113	55,985,390
Shares issued to shareholders due to reinvestment of distributions:
Class A	668,713	7,624,451	637,149	7,382,490
Class C	41,115	466,384	36,188	416,096
Class C2	72,765	827,423	79,673	920,785
Class I	443,927	5,042,178	368,672	4,254,698
	10,669,009	121,589,937	13,206,790	152,809,184
Shares redeemed:
Class A	(4,350,626)	(49,555,247)	(5,939,854)	(68,033,780)
Class C	(555,741)	(6,319,584)	(295,197)	(3,355,976)
Class C2	(689,028)	(7,831,946)	(1,291,123)	(14,839,290)
Class I	(3,237,372)	(36,743,439)	(3,832,455)	(43,660,016)
	(8,832,767)	(100,450,216)	(11,358,629)	(129,889,062)
Net increase (decrease)	1,836,242	$ 21,139,721	1,848,161	$ 22,920,122

	Year Ended 5/31/18		Year Ended 5/31/17
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	762,795	$ 8,043,894	1,384,252	$ 14,900,839
Class C	75,311	793,653	270,469	2,922,729
Class C2	7,465	77,806	23,516	250,062
Class I	1,577,756	16,663,380	2,225,640	23,851,285
Shares issued to shareholders due to reinvestment of distributions:
Class A	168,217	1,769,001	172,512	1,843,976
Class C	13,276	139,642	14,618	156,053
Class C2	21,815	229,629	25,899	277,533
Class I	94,758	998,208	68,891	736,616
	2,721,393	28,715,213	4,185,797	44,939,093
Shares redeemed:
Class A	(1,122,915)	(11,782,744)	(1,506,542)	(15,822,990)
Class C	(151,931)	(1,601,231)	(196,144)	(2,051,416)
Class C2	(120,734)	(1,270,796)	(268,935)	(2,855,791)
Class I	(1,376,730)	(14,544,148)	(1,342,311)	(14,114,052)
	(2,772,310)	(29,198,919)	(3,313,932)	(34,844,249)
Net increase (decrease)	(50,917)	$ (483,706)	871,865	$ 10,094,844
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$42,520,799	$88,813,204	$36,261,339	$108,951,199	$104,931,512	$20,588,797
Sales and maturities	32,899,587	87,820,318	19,341,146	72,380,690	77,046,944	17,740,299
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2018.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Tax cost of investments	$233,994,960	$333,169,966	$220,654,566	$495,720,963	$572,823,435	$118,154,669
Gross unrealized:
Appreciation	$ 7,613,753	$ 10,527,037	$ 7,215,842	$ 20,616,509	$ 22,394,021	$ 4,372,109
Depreciation	(2,961,818)	(2,370,440)	(1,573,466)	(2,194,271)	(4,734,669)	(2,263,270)
Net unrealized appreciation (depreciation) of investments	$ 4,651,935	$ 8,156,597	$ 5,642,376	$ 18,422,238	$ 17,659,352	$ 2,108,839
Permanent differences, primarily due to expiration of capital loss carryforwards and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2018, the Funds' tax year end, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$ —	$(3,377,319)	$ —	$(663,355)	$(30,606)	$(40,757)
Undistributed (Over-distribution of) net investment income	(7,479)	(4,657)	(14,873)	(136,995)	(30,175)	(4,239)
Accumulated net realized gain (loss)	7,479	3,381,976	14,873	800,350	60,781	44,996
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2018, the Funds' tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$462,452	$126,730	$128,762	$2,382,217	$298,208	$437,052
Undistributed net ordinary income[2]	164,000	—	—	203,467	24,471	—
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2018 through May 31, 2018, and paid on June 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2018 and May 31, 2017, was designated for purposes of the dividends paid deduction as follows:
2018	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income[3]	$8,059,430	$12,397,926	$6,213,667	$16,583,411	$18,506,240	$3,961,527
Distributions from net ordinary income[2]	29,760	26,858	—	48,685	708,337	7,865
Distributions from net long-term capital gains	—	—	—	—	—	—

2017	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$8,235,824	$13,671,946	$6,355,685	$16,297,622	$18,175,508	$4,006,350
Distributions from net ordinary income[2]	211,796	20,520	33,209	311,472	1,230	16,829
Distributions from net long-term capital gains	—	—	516,289	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2018, as Exempt Interest Dividends.
As of May 31, 2018, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

Notes to Financial Statements (continued)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Expiration:
May 31, 2019	$ —	$ —	$ —	$ —	$1,552,586	$ —
Not subject to expiration:
Short-term	2,487,531	1,713,462	233,214	3,121,434	1,045,599	1,986,647
Long-term	2,036,576	2,013,806	—	776,075	—	2,838,738
Total	$4,524,107	$3,727,268	$233,214	$3,897,509	$2,598,185	$4,825,385
During the Funds' tax year ended May 31, 2018, the following Funds utilized capital loss carryforwards as follows:
	Kansas	Kentucky	Missouri	Ohio
Utilized capital loss carryforwards	$740,040	$525,748	$795,623	$771,457
As of May 31, 2018, the Funds' tax year end, the following Funds' capital loss carryforwards expired as follows:
	Kentucky	Missouri	Ohio	Wisconsin
Expired capital loss carryforwards	$3,377,319	$663,355	$30,607	$40,757
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period June 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
Effective August 1, 2017, the annual Fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets of $10 billion and greater	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2018, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Kansas	0.1591%
Kentucky	0.1591%
Michigan	0.1591%
Missouri	0.1701%
Ohio	0.1628%
Wisconsin	0.1591%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Missouri
Purchases	$5,937,786
Sales	6,077,206
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$364,454	$219,084	$129,615	$462,414	$392,818	$104,393
Paid to financial intermediaries (Unaudited)	338,131	201,626	120,355	426,281	363,055	93,363

Notes to Financial Statements (continued)
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$183,053	$115,601	$94,007	$205,837	$215,377	$28,464
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$31,746	$22,171	$31,745	$35,838	$50,814	$12,212
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$3,831	$4,264	$2,032	$ —	$5,677	$158
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum Outstanding Balance	$13,047,155	$757,917	$251,032	$5,012,808	$2,136,652
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average daily balance outstanding	$10,848,103	$757,917	$251,032	$5,012,808	$2,136,652

	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average annual interest rate	2.56%	2.56%	2.56%	2.56%	2.56%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  New Accounting Pronouncements
FASB Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10.  Subsequent Events
Share Classes and Sales Charges
Effective July 2018, Class C and Class C2 Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C and Class C2 Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the each share classes without the imposition of a sales charge or fee. The automatic conversion of Class C and Class C2 Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
Borrowing Arrangements
On July 11, 2018, the Funds renewed the standby credit facility through July 2019. In conjunction with this renewal, the amount of the facility decreased to $2.65 billion, while all other terms remained unchanged.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
Nuveen Funds
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of re-

Glossary of Terms Used in this Report (Unaudited) (continued)
turns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can signifi-

cantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group in the one- and five-year periods and second quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed or matched its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that (a) the Ohio Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; (b) the Kansas Fund and the Michigan Fund each had a net management fee slightly higher than its respective peer average, but a net expense ratio in line with its respective peer average; (c) the Kentucky Fund and the Missouri Fund each had a net management fee slightly higher than its respective peer average, but a net expense ratio below its respective peer average; and (d) the Wisconsin Fund had a net management fee higher than its peer average, but a net expense ratio in line with its peer average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the permanent expense cap applicable to the Ohio Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	171
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	171

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	171
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	171
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	85
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	171
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (May 2012-April 2017).	171
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	171
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	171
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	171
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	171

Trustees and Officers (Unaudited) (continued)
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Nuveen:
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Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS6-0518D543903-INV-Y-07/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	30,004	0	0	0
Nuveen Kentucky Municipal Bond Fund	30,503	0	0	0
Nuveen Missouri Municipal Bond Fund	31,081	0	0	0
Nuveen Michigan Municipal Bond Fund	29,932	0	0	0
Nuveen Ohio Municipal Bond Fund	31,516	0	0	0
Nuveen Wisconsin Municipal Bond Fund	29,502	0	0	0

Total	$182,538	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	29,103	1,629	0	0
Nuveen Kentucky Municipal Bond Fund	29,715	1,629	0	0
Nuveen Missouri Municipal Bond Fund	30,162	1,629	0	0
Nuveen Michigan Municipal Bond Fund	28,967	1,629	0	0
Nuveen Ohio Municipal Bond Fund	30,630	1,629	0	0
Nuveen Wisconsin Municipal Bond Fund	28,623	1,629	0	0

Total	$177,200	$9,774	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2018